UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a party other than the Registrant  ☐

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☐	Preliminary proxy statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to §240-14a-12

Maxim Integrated Products, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MAXIM INTEGRATED 160 Rio Robles San Jose, CA 95134 (408) 601-1000

September 27, 2019

Dear Maxim Integrated Stockholders:

We are pleased to invite you to attend Maxim Integrated Products, Inc.’s (“Maxim Integrated,” the “Company,” “we” or “our”) 2019 Annual Meeting of Stockholders to be held on Thursday, November 7, 2019 at 10:00 a.m. Pacific Time, at our Event Center at 160 Rio Robles, San Jose, California 95134.

Details regarding admission to the meeting and the business to be conducted are described in this proxy statement, as well as in the Notice of Internet Availability of Proxy Materials (the “Notice”) to be mailed to you on or about September 27, 2019. We have also made available a copy of our 2019 Annual Report on Form 10-K with this proxy statement. We encourage you to read our 2019 Annual Report as it includes our audited financial statements and provides information about our business and products.

We have elected to provide access to our proxy materials for the 2019 Annual meeting over the Internet under the “notice and access” rules of the U.S. Securities and Exchange Commission. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our annual meeting, and helps to conserve natural resources. The Notice you will receive in the mail contains instructions on how to access this proxy statement and our 2019 Annual Report and how to vote online. The Notice also includes instructions on how to request a paper copy of the annual meeting materials, should you wish to do so.

We are also seeking advisory votes on the Company’s compensation program for the executive officers named in the proxy statement. We welcome your views on our executive compensation program.

Your vote is important. Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice. Also, please let us know if you plan to attend our annual meeting when you vote by telephone or over the Internet by indicating your plans when prompted or, if you requested to receive printed proxy materials, by marking the enclosed proxy card.

Thank you for your ongoing support of Maxim Integrated. We look forward to seeing you at our 2019 Annual Meeting.

Sincerely,

Tunç Doluca

President and Chief Executive Officer

Notice of Annual Meeting of Stockholders

MAXIM INTEGRATED 160 Rio Robles San Jose, CA 95134 (408) 601-1000	Time and Date: Thursday, November 7, 2019 (the “meeting date”), 10:00 a.m., Pacific Time	Place: Event Center 160 Rio Robles San Jose, California 95134	Record Date: You are entitled to vote only if you were a Maxim Integrated stockholder as of the close of business on September 13, 2019 (the “record date”)

Items of Business

(1)	To elect nine members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.
(2)	To ratify the appointment of PricewaterhouseCoopers LLP as Maxim Integrated’s independent registered public accounting firm for the fiscal year ending June 27, 2020.
(3)	To hold a non-binding advisory vote to approve the compensation of our Named Executive Officers.
(4)	To consider such other business as may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date on which the annual meeting may be properly reconvened after being adjourned or postponed.

Meeting Admission

You are entitled to attend the annual meeting only if you were a Maxim Integrated stockholder as of the close of business on the record date or hold a valid proxy to vote at the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a brokerage firm, bank, broker-dealer, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your brokerage firm, bank, broker-dealer, trustee or nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting. Cameras and other video or audio recording devices will not be permitted at the meeting.

Please let us know if you plan to attend the meeting by marking the enclosed proxy card. If you requested to receive printed proxy materials or if you vote by telephone or over the Internet, please indicate your plans when prompted.

The annual meeting will begin promptly on the meeting date at 10:00 a.m., Pacific Time. Check-in will begin at 9:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the Questions and Answers section in this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the board of directors,

Tunç Doluca

President and Chief Executive Officer

This proxy statement and form of proxy will be filed with the SEC on or about September 27, 2019. The Notice containing instructions on how to access this proxy statement online or receive a paper or email copy will be mailed to our stockholders on or about September 27, 2019.

2019 NOTICE OF MEETING AND PROXY STATEMENT

2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers

About Maxim Integrated, the Proxy Materials and the Annual Meeting

MAXIM INTEGRATED

160 Rio Robles

San Jose, California 95134

Proxy Statement for Annual Meeting of Stockholders

NOVEMBER 7, 2019

Q:	Can you tell me about Maxim Integrated?

A:

We are a global company with manufacturing facilities in the United States, the Philippines and Thailand, and sales offices and design centers throughout the world. We design, develop, manufacture and market a broad range of linear and mixed-signal integrated circuits, commonly referred to as analog circuits, for a large number of customers in diverse geographical locations. The analog market is fragmented and characterized by diverse applications, numerous product variations and, with respect to many circuit types, relatively long product life cycles. The major end-markets in which we sell our products are the automotive, communications and data center, computing, consumer and industrial markets.

In fiscal year 2019, our revenue, operating income, and earnings per share excluding special items declined compared to the year before, given a soft macroeconomic environment. While we are experiencing a period of lower demand, our financial model enables us to generate strong, consistent cash flow in any environment. Our profitability remains at industry-leading levels and we continue to tightly manage spending and inventory.

In October 2018, our strong and predictable free cash flow enabled us to increase our target annual return to stockholders to be in excess of 125% of free cash flow. In fiscal 2019, we returned 132%. We extended this commitment to once again return in excess of 125% of free cash flow to stockholders in fiscal 2020. We are proud of our decade-long history of consistently increasing our dividend each year. At the beginning of fiscal year 2020, we increased our quarterly dividend by 4%, reflecting our confidence in our long-term outlook despite the current soft business environment.

We are a Delaware corporation originally incorporated in California in 1983. The mailing address for our headquarters is 160 Rio Robles, San Jose, California 95134, and our telephone number is (408) 601-1000. Additional information about us is available on our website at www.maximintegrated.com.

Q:	Why am I receiving these materials?

A:

Our board of directors is making these materials available to you on the Internet, or, upon your request, by delivering printed proxy materials to you, in connection with the solicitation of proxies for use at Maxim Integrated’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting” or the “annual meeting”), which will take place on November 7, 2019 at 10:00 a.m. Pacific Time, at our Event Center located at 160 Rio Robles, San Jose, California 95134. As a stockholder holding shares of our common stock as of the close of business on September 13, 2019 (the “record date”), you are invited to attend the annual meeting and you are requested to vote on the proposals described in this proxy statement.

As of the record date, 271,095,862 shares of Maxim Integrated’s common stock were issued and outstanding.

Q:	What information is contained in this proxy statement?

A:

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, and certain other information required to be provided by the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

A:

Under the applicable rules of the SEC, we may furnish proxy materials, including this proxy statement and our 2019 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Providing access to proxy materials over the Internet helps us lower the cost of holding our annual meeting and saves natural resources. On or about September 27, 2019, we are mailing the notice of the Internet Availability of Proxy Materials (the “Notice”) to our stockholders (except those stockholders who

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers About Maxim Integrated, the Proxy Materials and the Annual Meeting (continued)

previously requested electronic or paper delivery of proxy materials), which includes instructions as to how stockholders may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials provided in the Notice.

Q:	How do I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the annual meeting on the Internet and vote online; and

•	if desired, instruct us to send our future proxy materials to you electronically by email or by mail.

Q:	I share an address with another stockholder and we only received one copy of the Notice and/or other proxy materials. How may I obtain a separate copy?

A:

Under the procedure approved by the SEC called “householding,” if you have the same address and last name as another stockholder and do not participate in electronic delivery of proxy materials, you may receive only one copy of the Notice, or, if applicable, one copy of any other proxy materials, unless you instruct us otherwise. Please note that you will still be able to access the proxy materials on the Internet and vote your shares separately. If you received a single copy of the Notice or other proxy materials as a result of householding and you would like to have separate copies of such materials mailed to you, please submit your request either by calling the number provided below or mailing a written request to the address provided below:

Corporate Secretary

Maxim Integrated Products, Inc.

160 Rio Robles

San Jose, CA 95134

(408) 601-1000

We will promptly mail a separate copy of this proxy statement upon our receipt of such request. Please note that if you want to receive a paper copy of this proxy statement or other proxy materials, you should follow the instructions included in the Notice.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are the following:

•	the election of nine (9) directors;
•	the ratification of the appointment of PricewaterhouseCoopers LLP as Maxim Integrated’s independent registered public accounting firm for the fiscal year ending June 27, 2020; and

•	an advisory vote to approve the compensation of our Named Executive Officers.

In addition, we will consider any other items of business that properly come before the annual meeting.

Q:	What are the requirements for admission to the meeting?

A:

Only stockholders holding shares of Maxim Integrated’s common stock as of the record date or their proxy holders and Maxim Integrated’s guests may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:30 a.m. (Pacific Time). Cameras and other video or audio recording devices will not be permitted at the meeting.

If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares as a beneficial owner through a brokerage firm, bank, broker-dealer, trustee or nominee, you will need to ask your brokerage firm, bank, broker-dealer, trustee or nominee for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement (reflecting your share ownership as of the record date) with you to the meeting. We can use that to verify your ownership of shares of our common stock and admit you to the meeting. However, as discussed more fully under the heading “What is the difference between holding shares as a stockholder of record and as a beneficial owner?”, beneficial owners will not be able to vote their shares at the annual meeting without a legal proxy.

Q:	How does the board of directors recommend that I vote?

A:

Our board of directors recommends that you vote your shares (1) “FOR” the election of each of the nominees to the board of directors (Item 1); (2) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2020 (Item 2); and (3) “FOR” the advisory vote to approve the compensation of our Named Executive Officers (Item 3).

Q:	How many votes do I have?

A:	For each proposal to be voted on, you have one vote for each share of Maxim Integrated’s common stock you own as of the record date.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers About Maxim Integrated, the Proxy Materials and the Annual Meeting (continued)

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

The vast majority of Maxim Integrated stockholders hold their shares through a broker or other nominees rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare, as of the record date, you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Maxim Integrated. As the stockholder of record, you have the right to grant your voting proxy directly to Maxim Integrated or to vote in person at the annual meeting. If you requested to receive printed proxy materials, Maxim Integrated has enclosed or sent a proxy card for you to use. You may also vote on the Internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the annual meeting?”, or by completing and mailing the proxy card if you requested a printed copy of the proxy materials.

Beneficial Owner: If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization.

As the beneficial owner, you have the right to direct your brokerage firm, bank, broker-dealer or trustee how to vote your shares, and you are also invited to attend the annual meeting. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a legal proxy from the brokerage firm, bank, broker-dealer, trust or other similar organization that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. You may vote by proxy over the Internet, by telephone or by mail, as described in the Notice and below under the heading “How can I vote my shares without attending the annual meeting?”

Q:	How can I vote my shares in person at the annual meeting?

A:

Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares owned beneficially and held in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the brokerage firm, bank, broker-dealer, trustee or nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:

Whether you own shares directly as the stockholder of record or own shares beneficially that are held in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by proxy. You may vote by proxy over the Internet or by telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you may also vote by mail pursuant to instructions provided on the proxy card. If you own shares beneficially which are held in street name, you may also vote by proxy over the Internet or by telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you may also vote by mail by following the voting instruction card provided to you by your brokerage firm, bank, broker-dealer, trustee or nominee.

Q:	Can I change my vote?

A:

You may change your vote by internet or by phone up until 11:59pm Eastern Time the day before the cut-off date or the meeting date, or in person by attending the Annual Meeting and requesting a ballot to vote your shares. If you are a stockholder of record, you may change your vote by (1) delivering to Maxim Integrated’s Corporate Secretary at 160 Rio Robles, San Jose, California 95134, a written notice of revocation or a duly executed proxy bearing a date subsequent to your original proxy prior to the date of the annual meeting, or (2) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you own beneficially that are held in street name, you may change your vote by submitting new voting instructions to your brokerage firm, bank, broker-dealer, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your brokerage firm, bank, broker-dealer, trustee or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Q:	What happens if I deliver a signed proxy without specifying how my shares should be voted?

A:

If you sign and deliver your proxy without instructions and do not later revoke the proxy, the proxy will be voted “FOR” each of the nominees to the board of directors described in this proxy statement; and “FOR” Proposals No. 2 and No. 3. As to any

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers About Maxim Integrated, the Proxy Materials and the Annual Meeting (continued)

other matter that may properly come before the annual meeting, the proxy will be voted according to the judgment of the proxy holders.

Q:	How many shares must be present or represented to conduct business at the annual meeting?

A:

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock of Maxim Integrated as of the record date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, a nominee receiving the affirmative “FOR” votes of a majority of the votes cast with respect to that nominee at the annual meeting will be elected (Item 1).

The affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required (1) to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2020 (Item 2); and (2) to approve the advisory vote regarding the compensation of our Named Executive Officers (Item 3).

The vote of stockholders on Item 3 is advisory only and not binding on Maxim Integrated or the board of directors. However, the board of directors and the Compensation Committee will take the voting results into consideration when making future decisions regarding executive compensation.

Q:	What are my voting choices?

A:

In the election of directors, you may vote “FOR,” “AGAINST,” OR “ABSTAIN” with respect to each nominee. If a particular nominee does not receive the affirmative vote of a majority of the votes cast, then the nominee must offer his or her resignation to the board of directors. For Proposals No. 2 and No. 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST” the proposal.

Q:	What is the effect of broker non-votes and abstentions?

A:

If you own shares beneficially that are held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to exercise its discretion and vote without specific instructions. For Proposal No. 2 (ratify appointment of independent registered public accounting firm), brokers are permitted to exercise their discretion and vote without specific instruction. Broker non-votes are counted as present for purposes of establishing a quorum. Broker non-votes will not affect the outcome of matters being voted on.

Abstentions are counted as present for purposes of establishing a quorum. Abstentions have the same effect as votes against the matter.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. You may not cumulate your votes for the election of directors in this election.

Q:	What happens if additional matters are presented at the annual meeting?

A:

Other than the three (3) specific items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Mark Casper and Brian C. White, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any reason any of the nominees described in this proxy statement are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative from Broadridge Financial Solutions. Broadridge Financial Solutions will tabulate and certify the votes in connection with the annual meeting.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:

Maxim Integrated will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers About Maxim Integrated, the Proxy Materials and the Annual Meeting (continued)

Q:	Where can I find the voting results of the annual meeting?

A:

We intend to announce preliminary voting results at the annual meeting and publish final results in our current report on Form 8-K, to be filed with the SEC within four (4) business days of the annual meeting date.

Q:	What is the deadline for submission of stockholder proposals for consideration at the fiscal year 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”)?

A:

For proposals other than nomination of director candidates: Pursuant to SEC Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a stockholder proposal will be considered for inclusion in our proxy materials for the 2020 Annual Meeting only if the Corporate Secretary of Maxim Integrated receives the proposal by no later than May 30, 2020.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement.

Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) pursuant to Maxim Integrated’s proxy materials with respect to such meeting, (2) brought by, or at the direction of, our board of directors, or (3) brought by a stockholder of Maxim Integrated who is a stockholder of record entitled to vote at the annual meeting who has timely delivered written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws. To be timely for our fiscal year 2020 Annual Meeting, our Corporate Secretary must receive the written notice, prepared in accordance with our Bylaws, at our principal executive offices:

•	not later than the close of business on August 13, 2020; and

•	not earlier than the close of business on July 14, 2020.

In the event that we hold our 2020 Annual Meeting more than thirty (30) days before or sixty (60) days after the one-year anniversary date of the fiscal year 2019 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two (2) dates:

•	the ninetieth (90th) day prior to our 2020 Annual Meeting; or

•	the tenth (10th) day following the day on which public announcement of the meeting date is made (either in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by Maxim Integrated with the SEC).

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting takes any action contrary to the representations made in his or her notice to Maxim Integrated’s Corporate Secretary, or if such representations contain an untrue statement of a material fact or omit a material fact, we are not required to present the proposal for a vote at such meeting.

For nomination of director candidates: Stockholders may propose nominees to be eligible for election as directors at the 2020 Annual Meeting in accordance with the provisions of our Bylaws. To properly nominate such a candidate, a stockholder must deliver written notice, prepared in accordance with our Bylaws, to Maxim Integrated’s Corporate Secretary prior to the deadlines set forth above for stockholder proposals. Prior to submitting a nomination, stockholders should take care to note all deadlines under the SEC Rules and Maxim Integrated Bylaws described above.

Nominations should be addressed to:

Corporate Secretary

Maxim Integrated Products, Inc.

160 Rio Robles

San Jose, CA 95134

(408) 601-1000

If a stockholder who has notified us of his or her intention to nominate a director candidate at an annual meeting takes any action contrary to the representations made in his or her notice to Maxim Integrated’s Corporate Secretary, or if such representations contain an untrue statement of a material fact or omit a material fact, we are not required to present the nomination at such meeting. For further information on requirements for director nominations by stockholders, please see our Bylaws and Corporate Governance Guidelines as well as the section entitled “Nominations of Director Candidates by Stockholders” in this proxy statement.

Copy of Bylaw and Corporate Governance Guideline Provisions: A copy of our Bylaws and Corporate Governance Guidelines can be found in the Corporate Governance section of Maxim Integrated’s corporate website at http://investor.maximintegrated.com/corporate-governance. You may also contact our Corporate Secretary at the address given above for a copy of the relevant bylaw and Corporate Governance Guideline provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Corporate Governance and

Board of Directors Matters

Board of Directors

The names, ages and qualifications of each of our directors as of September 27, 2019 are as set forth in Proposal No. 1 in this proxy statement. Except as described therein, each of the nominees has been engaged in his or her principal occupation during the past five (5) years. There are no family relationships among any of our directors or executive officers.

Board of Directors Leadership Structure and Committee Composition

Currently, there are nine (9) members of the board of directors, consisting of William (Bill) P. Sullivan, Tunç Doluca, Tracy C. Accardi, James R. Bergman, Joseph R. Bronson, Robert E. Grady, Mercedes Johnson, William D. Watkins, and MaryAnn Wright. Mr. Sullivan, an independent director, is the Chairman of the board of directors. Ms. Johnson was appointed to the board of directors of the Company in September 2019. The Company has no fixed policy on whether the roles of Chairman and Chief Executive Officer should be separate or combined. This decision is based on the best interests of the Company and its stockholders under the circumstances existing at the time. The board of directors currently believes that it is most appropriate to separate the roles of Chairman and Chief Executive Officer in recognition of the qualitative differences between the two roles as set forth below. The Chief Executive Officer is primarily responsible for setting the strategic direction for the Company and the day to day leadership of the Company, while the Chairman presides over meetings of the full board of directors and ensures that the board of directors’ time and attention are focused on the matters most critical to the Company.

Our board of directors has the following three (3) standing committees: (1) an Audit Committee, (2) a Compensation Committee, and (3) a Governance and Corporate Responsibility Committee (the “Governance Committee”). Each of the committees operates under a written charter adopted by the board of directors. All of the committee charters are available in the Corporate Governance section of our website at http://investor.maximintegrated.com/corporate-governance. During fiscal year 2019, the board of directors held eight (8) meetings and acted by written consent four (4) times. During fiscal year 2019, each director (other than Ms. Johnson, who was appointed after fiscal year 2019) who was a director during fiscal year 2019 attended at least seventy-five percent (75%) of all meetings of the board of directors and the board committees on which he or she served that were held during the time he or she was a director in fiscal year 2019. While not mandatory, we strongly encourage our directors to attend our annual meeting of stockholders. All of our directors at the time of the 2018 Annual Meeting of Stockholders attended the 2018 Annual Meeting of Stockholders.

Independence of the Board of Directors

Our board of directors has determined that, with the exception of Mr. Doluca, Maxim Integrated’s Chief Executive Officer, all of its members (who were directors) during fiscal year 2019 were, and all of its current members are, “independent directors” as that term is defined in the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”), including for the purposes of the Audit Committee composition requirements. Such independence definition includes a series of objective tests, including that the director not be an employee of Maxim Integrated and not be engaged in certain types of business transactions or dealings with Maxim Integrated. In addition, as further required by the NASDAQ rules, the board of directors has made a subjective determination that no relationships exist between Maxim Integrated and each director which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The independent directors meet regularly in executive session, without members of management present.

The Board’s Role in Risk Oversight

It is management’s responsibility to identify, assess and manage the material risks that the Company faces, and the board of directors oversees management in this effort. Specifically, the board of directors’ role in the Company’s risk oversight process includes receiving periodic reports at regularly scheduled board meetings from members of senior management on areas of material risk to the Company as they arise, including financial, operational, legal, regulatory, strategic and reputational risks. The full board of directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from a member of senior management to enable it to understand our risk identification, risk management and risk mitigation strategies. Upon receiving such reports, the board of directors provides such guidance as it deems necessary.

In general, the entire board of directors has oversight responsibility for the Company’s strategic risks, such as growth, mergers and acquisitions, and divestitures, as well as reputational risks. The Audit Committee has oversight responsibility for financial and related legal risks (such as accounting, asset management, tax strategy and internal controls). The Governance Committee oversees compliance with the Company’s Corporate Governance Guidelines and governance related laws, the Audit Committee oversees compliance with the Company’s Code of Business Conduct and Ethics, and the Compensation Committee oversees compliance with the Company’s compensation plans and related laws

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and policies. The Company’s Internal Audit group performs a risk assessment as part of its annual audit process and its findings regarding this assessment are presented to the Audit Committee.

Risk Considerations in our Compensation Policies and Practices

Company management reviewed our compensation programs, policies and practices in effect during fiscal year 2019 for all employees, including officers, to determine if those programs, policies and practices create or encourage unreasonable or inappropriate risk taking. As part of the risk assessment, management considered: (1) the key components and features of the Company’s policies and programs, (2) a methodology to determine if those policies and programs created a material adverse risk to the Company and (3) their conclusions. Based on this assessment, management concluded that the Company’s compensation policies and practices for its employees, including officers, are not reasonably likely to have a material adverse effect on the Company for the following reasons:

•

The Company structures its compensation programs to consist of both fixed and variable components. The fixed portion (base salary) of the compensation programs is designed to provide steady income regardless of the Company’s stock price performance so that employees of the Company will not focus exclusively on stock price performance to the detriment of other important business metrics. The variable components (cash bonus and equity) of the compensation programs are designed to reward both short and long-term individual and company performance, which we believe discourages employees from taking actions that focus only on the short-term success of the Company. For short-term performance, annual cash performance bonuses are awarded based on operating income (excluding the effect of special items) and individual performance to defined goals. For long-term performance, the Company grants various types of equity-based awards that are designed to promote the sustained success of the Company. The Company attempts to structure equity awards to ensure that employees have equity awards that adequately vest in future years. Restricted stock units generally vest in quarterly installments over a period of one (1) to four (4) years and provide some value irrespective of our stock price. Performance shares (referred to herein as “market stock units” or “MSUs”), which the Company began granting to senior members of management in fiscal year 2015, vest in one annual installment approximately four (4) years from the grant date based upon the relative performance of the Company’s stock price as compared to the SPDR S&P Semiconductor Exchange Traded Fund (XSD) and starting in fiscal year 2018, based upon the attainment level of total shareholder return of the Company relative to the total shareholder return of the companies comprising the XSD. The Company believes that these variable elements of compensation are a sufficient percentage of overall compensation to motivate our employees and officers to achieve superior short-term and long-term corporate results, while the fixed element is also sufficiently high to discourage the taking of unnecessary or excessive risks in pursuing such results.

•

Officers and employees are encouraged to focus on corporate profitability, which is the key driver to the size of the total bonus pool. If the Company’s profit is lower, then payouts under the applicable bonus programs will be smaller.

•

The Company has established substantially similar compensation programs, policies, and targets for senior officers as a group which are also more heavily weighted toward performance, as well as for other employees as a group. The Company believes this encourages consistent behavior and focus across the Company.

•

The Company has imposed both a cap on the amount of its annual cash performance bonus pool payable to senior officers at 200% of the target performance bonus amount for an individual executive, which the Company believes mitigates excessive risk taking. Even if the Company greatly exceeds its operating income growth targets, the annual cash bonus payable is limited by the pre-determined target performance bonus amount cap. Additionally, in the event actual operating income (excluding the impact of special items) is less than fifty percent (50%) of target operating income (excluding the effect of special items) for the fiscal year, no annual cash bonus will be payable to senior officers.

•

The Company has strict internal controls over the measurement and calculation of operating income (excluding the effect of special items) designed to keep these items from being susceptible to manipulation by any employee, including our officers. As part of our internal controls, our finance department oversees and reviews the calculations used by management to determine the total size of the annual bonus pool payable to senior officers. In addition, all of our employees are required to be familiar with, and our executives are required to periodically certify that they have read and are bound by, our Code of Business Conduct and Ethics, which covers, among other items, accuracy and integrity of the Company’s books and records.

•

The Company prohibits all of its executive officers and members of the board of directors from engaging in hedging transactions involving the Company’s securities to insulate themselves from the effects of poor stock price performance.

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Corporate Governance and Board of Directors Matters (continued)

•

The Company prohibits its Chief Executive Officer and members of the board of directors from pledging their Company securities as collateral for a loan or holding those securities in a margin account. In addition, the Company prohibits all other executive officers from pledging their Company securities as collateral for a loan or holding those securities in a margin account.

Audit Committee and Audit Committee Financial Expert

The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, is currently comprised of James R. Bergman, Joseph R. Bronson, Mercedes Johnson (as of September 2019), and William D. Watkins, each of whom is independent within the meaning of the NASDAQ director independence standards, as currently in effect. Ms. Johnson was appointed a member of the Audit Committee in September 2019. Since October 2008, Mr. Bronson has been the Chair of the Audit Committee. The board of directors has determined that Mr. Bronson is an “audit committee financial expert” as defined under the rules of the SEC. The Audit Committee has a written charter that was amended and restated effective August 8, 2013. The Audit Committee held nine (9) meetings during fiscal year 2019 and did not act by written consent during fiscal year 2019. Each member of the Audit Committee (other than Ms. Johnson, who was appointed to the Audit Committee after the fiscal year 2019) who was a member during fiscal year 2019 attended all of the Audit Committee meetings held during fiscal year 2019.

The Audit Committee performs, among other tasks, the following primary functions:

•	oversees the accounting, financial reporting, and audit processes of Maxim Integrated’s financial statements,
•	appoints Maxim Integrated’s independent registered public accounting firm,
•	oversees the performance of Maxim Integrated’s independent auditor,
•	approves the services performed by Maxim Integrated’s independent auditors, and
•	reviews and evaluates Maxim Integrated’s accounting principles and its system of internal controls, including its internal audit function.

Compensation Committee and Management Committee

The Compensation Committee is currently comprised of Tracy C. Accardi, James R. Bergman, and Robert E. Grady, each of whom is independent within the meaning of the NASDAQ director independence standards, as currently in effect. Since November 2016, Mr. Bergman has been the Chair of the Compensation Committee. The Compensation Committee has a written charter that was amended and restated effective May 8, 2018.

The Compensation Committee performs, among other tasks, the following primary functions:

•

annually reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and annually reviews and evaluates Maxim Integrated’s Chief Executive Officer against such approved goals and objectives,

•	in consultation with the Chief Executive Officer, reviews and approves the compensation of our executive officers,
•	administers the 1996 Stock Incentive Plan (“1996 Equity Plan”) and 2008 ESP Plan,
•	makes recommendations to the board of directors with respect to compensation of our directors and committee members,
•

oversees the preparation of the Compensation Discussion and Analysis and issues the Compensation Committee Report in accordance with the regulations of the SEC to be included in Maxim Integrated’s proxy statement or Annual Report on Form 10-K,

•	annually conducts an independence assessment of all compensation consultants and other advisers to it, and
•	performs such functions regarding compensation as the board of directors may delegate.

With respect to its review of the compensation of the Chief Executive Officer and other executive officers, and to its oversight of the 1996 Equity Plan and 2008 ESP Plan, the Compensation Committee retains an independent consultant, Radford (“Radford”), to review both the effectiveness of such programs in retaining employees and their comparability to plans offered by other companies in the semiconductor industry and the technology industry broadly.

The Compensation Committee held eight (8) meetings and acted by written consent one (1) time during fiscal year 2019. Each member of the Compensation Committee attended all of these meetings.

In June 2017, the Compensation Committee amended and restated the Equity Award Grant Policy and established a Management Committee. The Management Committee is comprised of Maxim Integrated’s (i) Vice President, General Counsel, (ii) Chief Human Resources Officer, and (iii) Vice President, Corporate Controller. The Management Committee’s purpose is to make equity awards under Maxim Integrated’s Equity Award Grant Policy to newly-hired employees who are neither executive officers nor members of the Management Committee, and to provide special recognition to continuing employees who are neither executive officers nor members of the Management Committee. The Management Committee held eleven (11) meetings during fiscal year 2019 and did not act by written consent during fiscal year 2019.

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Governance and Corporate Responsibility Committee

The Governance and Corporate Responsibility Committee (the “Governance Committee”) is currently comprised of MaryAnn Wright, Bill Sullivan, and Robert E. Grady, each of whom is independent within the meaning of the NASDAQ director independence standards, as currently in effect. Mr. Grady was the Chair of the Governance Committee from October 2008 to August 2019. Since August 2019, Ms. Wright has been the Chair of the Governance Committee.

The Governance Committee performs, among other tasks, the following primary functions:

•	assists the board of directors by identifying and recommending prospective director candidates,
•	develops and recommends to the board of directors the governance principles applicable to Maxim Integrated,
•	oversees the evaluation of the board of directors and the board of directors’ evaluation of management,
•	oversees the process by which the board of directors, together with management, engages and communicates with stockholders in regard to governance matters,
•	reviews significant environmental and corporate social responsibility issues involving the Company,
•	reviews and monitors the Company’s Code of Business Conduct and Ethics, and
•	reviews the Company’s succession planning process.

The Governance Committee is responsible for regularly assessing the appropriate size of the board of directors and whether any vacancies on the board of directors are expected, due to retirement or otherwise. In the event of any anticipated vacancy, the Governance Committee has the policy of considering all bona fide candidates from all relevant sources, including the contacts of current directors, professional search firms, stockholders, and other persons. The Governance Committee has a written charter that was amended effective August 29, 2019. The Governance Committee held three (3) formal meetings during fiscal year 2019 and each member of the Governance Committee attended of all these meetings. The Governance Committee also held “ad hoc” meetings throughout the year to discuss governance matters, and the Governance Committee Chair generally provides an update to the full board of directors on governance related matters during each regular board meeting.

Criteria and Diversity

In evaluating potential candidates for the board of directors, the Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s experience in the technology industry, the general business or other experience of the candidate, diversity of experience, the needs of Maxim Integrated for an additional or replacement director, the personality and character of the candidate, diversity, and the candidate’s interest in the business of Maxim Integrated, other commitments, as well as numerous other subjective criteria. The Governance Committee does not assign any particular weighting or priority to these factors. While the board of directors has not established specific minimum qualifications for director candidates, the board of directors believes that such candidates must contribute to the goal of maintaining a board that is (1) independent, (2) of high integrity, (3) composed of directors with qualifications that increase the effectiveness of the board of directors and (4) compliant with the requirements of applicable rules of NASDAQ and the SEC. In addition, we do not have a formal written policy regarding the consideration of diversity in identifying candidates; however, as discussed above, diversity is one of the numerous criteria the Governance Committee reviews before recommending a candidate.

Nominations of Director Candidates by Stockholders

Maxim Integrated stockholders may nominate a director candidate (1) at any annual meeting of stockholders in accordance with our Bylaws, the procedure for which is more fully set forth in the Questions and Answers section of this proxy statement under the heading “What is the deadline for submission of stockholder proposals for consideration at the 2020 Annual Meeting?”, (2) at any special meeting of stockholders in accordance with our Bylaws, and (3) by submitting their recommendations to the Governance Committee in accordance with our Corporate Governance Guidelines. The deadline for nominating director candidates for the 2019 Annual Meeting has already passed.

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Corporate Governance and Board of Directors Matters (continued)

Maxim Integrated’s Corporate Governance Guidelines, together with Maxim Integrated’s restated certificate of incorporation and Bylaws and charters of committees of the board of directors, form the framework for the corporate governance of Maxim Integrated. Maxim Integrated’s Corporate Governance Guidelines are available in the Corporate Governance section of Maxim Integrated’s website at http://investor.maximintegrated.com/corporate-governance. Pursuant to our Corporate Governance Guidelines, our Governance Committee and board of directors will consider bona fide director candidates submitted by stockholders of Maxim Integrated pursuant to the below requirements:

•

To nominate a director candidate for consideration by the Governance Committee, a stockholder must have held at least 100,000 shares of Maxim Integrated stock for at least twelve (12) consecutive months leading up to the date of the recommendation and must notify the Governance Committee by writing to the General Counsel of Maxim Integrated.

•	The nominating stockholder’s notice shall set forth the following information:

(1) To the extent reasonably available, information relating to such director nominee as would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Exchange Act in which such individual is a candidate for election to the board of directors;

(2) The director nominee’s written consent to (a) if selected by the Governance Committee as a director candidate, be named in Maxim Integrated’s proxy statement and (b) if elected, serve on the board of directors; and

(3) Any other information that such stockholder believes is relevant in considering the director nominee. Stockholder recommendations to the Governance Committee or the board of directors should be sent to:

Corporate Secretary

Maxim Integrated Products, Inc.

160 Rio Robles

San Jose, CA 95134

(408) 601-1000

For purposes of nominating a director candidate to be considered at an annual meeting, it is unnecessary to send recommendations to the board of directors or the Governance Committee. Instead, a stockholder wishing to nominate a director candidate at an annual meeting must follow the procedures set forth in our Bylaws, including providing written notice prepared in accordance with our Bylaws to Maxim Integrated’s General Counsel and Corporate Secretary. For more detailed information on nomination requirements at a future annual meeting, please see the Questions and Answers section of this proxy statement under the heading “What is the deadline for submission of stockholder proposals for consideration at the 2020 Annual Meeting of Stockholders?”

Equity Grant Date Policy

The board of directors has adopted a specific procedure in the granting of equity awards to our officers, directors and employees, as set forth in the Company’s Equity Award Grant Policy that was amended and restated in June 2017 (the “Equity Policy”). The Equity Policy can be located on the Company’s Website at http://www.investor.maximintegrated.com/corporate-governance. Under the Equity Policy, equity awards may only be granted by our board of directors, the Compensation Committee of the board of directors, or the Management Committee, at a duly noticed meeting or by action by unanimous written consent in lieu of a meeting. In addition, while not required, the Company’s practice is to include the Company’s Independent Registered Public Accounting Firm at each meeting of the Management Committee at which equity awards are granted or alternatively make available to the independent auditor the grant documents promptly following such approval at a meeting or by unanimous written consent. The grant date for an equity award is the date on which any of the above-listed granting bodies meets and approves the equity award, or with respect to an action by unanimous written consent, the date when the last member to sign has executed such written consent.

We follow the following specific procedures with respect to the grant of equity awards that are contained in the Equity Policy:

•

New Hires and Special Recognition Grants to Non-Officer Employees: Equity awards to newly hired non-officer employees or awards for special recognition to existing non-officer employees and non-members of the Management Committee are made by the Management Committee on the first Tuesday of the month (or the succeeding month) after the date on which the individual commences employment with us or following the special recognition event.

•

Annual Equity Grants to Non-Officer Employees: Annual equity grants to continuing non-officer employees and non-members of the Management Committee are made by the Compensation Committee during an open trading window under our Insider Trading Policy, and are typically granted in September of each year.

•

Equity Awards to Officer Employees (Section 16 Officers) and Members of the Management Committee: Equity awards to officer employees (new hires, special recognition, and continuing) are made periodically by the Compensation Committee during an open trading window under our Insider Trading Policy.

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•

Equity Awards to Non-Employee Directors: Equity awards are made to incumbent non-employee directors by the board of directors or Compensation Committee upon their re-election to the board of directors at the annual meeting of stockholders. Equity awards to newly appointed non-employee directors are made by the board of directors or Compensation Committee on the date on which the individual is appointed to the board of directors.

Compensation Committee Interlocks and Insider Participation

No member of Maxim Integrated’s Compensation Committee is, or ever has been, an executive officer or employee of Maxim Integrated or any of its subsidiaries. No interlocking relationship exists, or during fiscal year 2019 existed, between Maxim Integrated’s board of directors or Compensation Committee and the board of directors or compensation committee of any other company.

Outside Advisors

Our board of directors and each of its committees may retain outside advisors and consultants of their choosing at Maxim Integrated’s expense. Committees of the board of directors may retain outside advisors and consultants of their choosing without the consent of the board of directors.

Board Effectiveness

Our board of directors performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations. For fiscal year 2019, this assessment was held in August 2019.

Communication between Stockholders and Directors

Maxim Integrated’s Corporate Governance Guidelines provide that any communication from a stockholder to the board of directors generally or to a particular director should be in writing and should be delivered to the Company’s General Counsel at the principal executive offices of the Company. Each such communication should set forth (1) the name and address of such stockholder as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (2) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner, together with the length of time the shares have been so owned. The Company’s General Counsel will, in consultation with appropriate directors as necessary, generally screen out communications from stockholders to identify communications that are solicitations for products and services, matters of a personal nature not relevant for stockholders or matters that are of a type that render them improper or irrelevant to the functioning of the board of directors or the Company. Steps are taken to ensure that the views of stockholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. Stockholders may send communications to: General Counsel, Maxim Integrated, 160 Rio Robles, San Jose, California 95134.

The Governance Committee, in accordance with its Charter, oversees the process by which the board of directors, together with management, engages and communicates with stockholders in regard to governance matters.

Common Stock

Maxim Integrated common stock is currently traded on the NASDAQ Global Select Market under the symbol “MXIM.”

Headquarters Information

Our headquarters are located at 160 Rio Robles, San Jose, California 95134 and the telephone number at that location is (408) 601-1000.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all directors and employees, including but not limited to our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is designed to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest arising from personal and professional relationships, (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we are required to file with the SEC and in other public communications, (3) compliance with applicable governmental laws, rules and regulations, (4) the prompt internal reporting of violations of the Code of Ethics to an appropriate person or entity, and (5) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available on our website at http://investor.maximintegrated.com/corporate-governance. A hard copy of the Code of Ethics will be sent free of charge upon request. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver from, a provision of the Code of Business Conduct and Ethics by posting such information on our website.

Board Service Limitation

We believe that our directors’ outside directorships enable them to contribute valuable knowledge and experience to our board of directors. Nonetheless, our board of directors is sensitive to the external obligations of our directors and the potential for overboarding to compromise the

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ability of our directors to effectively serve on our board of directors. Our board of directors has set a limitation on the number of public company boards on which a director may serve to three (3) for our Chief Executive Officer and five (5) for all other directors. Additionally, directors will advise the Chairman of our board of directors, the Chair of our Governance Committee, and our General Counsel in advance of accepting an invitation to serve on the board of another private or public company to ensure that any actual or potential conflicts, appearances of a conflict, excessive time demands or other issues are carefully considered. Service on boards and/or committees of other organizations will comply with our conflict of interest policies.

Hedging and Pledging Prohibition on Company Securities (No Exception)

The Company has a policy that prohibits all of its executive officers and members of the board of directors from engaging in hedging transactions involving the Company’s securities. In addition, the Company has a policy that prohibits its Chief Executive Officer and members of the board of directors from pledging their Company securities as a collateral for a loan or holding those securities in a margin account. In addition, the Company prohibits all other executive officers from pledging their Company securities as collateral for a loan or holding those securities in a margin account.

Executive Compensation Recoupment Policy

The Company has a policy that provides that in the event of a material restatement of its financial results due to misconduct, the Compensation Committee shall review the facts and circumstances and take actions it considers appropriate with respect to the compensation of any executive officer whose fraud or willful misconduct contributed to the need for such restatement. Such actions may include, without limitation, seeking reimbursement of any bonus paid to such executive officer exceeding the amount that, in the judgment of the Compensation Committee, would have been paid had the financial results been properly reported.

Majority Voting in Uncontested Director Elections

The Company’s Bylaws provide that in uncontested elections of directors, if a nominee does not receive the approval of at least a majority of the votes cast, then such nominee is required to offer to tender his or her resignation to the board of directors. The Governance Committee will then recommend to the board of directors whether to accept or reject the resignation, or whether other action should be taken. Our board of directors will act on the Governance Committee’s recommendation within one hundred twenty (120) days following the date of the certification of the election results. The director who tenders his or her resignation will not participate in the board of directors’ decision with respect to such resignation.

The Ability of Stockholders to Call a Special Meeting

The Company’s Bylaws provide that stockholders owning no less than thirty-five percent (35%) of the total number of common shares outstanding have the ability to call a special meeting of stockholders.

Director Compensation

Cash Compensation

The cash compensation structure for non-employee directors in fiscal year 2019 was as follows:

Director	Annual Retainer ($)		Audit Committee Retainer ($)		Compensation Committee Retainer ($)		Governance and Corporate Responsibility Committee Retainer ($)		Total Retainer ($) (3)

Tracy C. Accardi	70,000				10,000				80,000

James R. Bergman	70,000		12,000		20,000	(2)			102,000

Joseph R. Bronson	70,000		33,000	(2)					103,000

Robert E. Grady	70,000				10,000		15,000	(2)	95,000

William P. Sullivan	141,500	(1)(4)							141,500

William D. Watkins	70,000		12,000						82,000

MaryAnn Wright	70,000						5,000	(4)	75,000

(1)	Receives a higher retainer as a result of serving as Chairman of the board of directors.

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(2)	Receives a higher retainer as a result of serving as Committee Chair.
(3)	All retainer fees are paid quarterly in arrears and Maxim Integrated reimburses each director for reasonable expenses incurred in attending meetings of the board of directors or its committees.
(4)	Ms. Wright was appointed as Chair and Mr. Sullivan was appointed as a member of the Governance and Corporate Responsibility Committee in August 2019.

The compensation for services as directors is reviewed on an annual basis by the Compensation Committee and the board of directors.

Equity Compensation

Non-employee directors participate in the 1996 Equity Plan. On November 8, 2018, the board of directors, based upon the recommendation of the Compensation Committee, determined that each non-employee director should be awarded 3,910 restricted stock units vesting in full on January 15, 2019. Restricted stock units are awarded on an annual basis and vest in full in January. Equity awards to non-employee directors are generally made at the meeting of the board of directors immediately following their re-election to the board of directors.

The following table shows certain information regarding non-employee director compensation for the fiscal year ended June 29, 2019 (except as otherwise noted):

Director Compensation for Fiscal Year 2019

Name	Fees earned or paid in cash ($)	Restricted Stock Unit Awards ($) (1)	Total ($)

Tracy C. Accardi	80,000	206,292	286,292

James R. Bergman	102,000	206,292	308,292

Joseph R. Bronson	103,000	206,292	309,292

Robert E. Grady	95,000	206,292	301,292

William P. Sullivan	141,500	206,292	347,792

William D. Watkins	82,000	206,292	288,292

MaryAnn Wright	75,000	206,292	281,292

(1)

Represents the aggregate grant date fair value of grants of restricted stock units made in connection with fiscal year 2019, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. Each of Mses. Accardi and Wright, and each of Messrs. Bergman, Bronson, Grady, Sullivan, and Watkins were awarded 3,910 restricted stock units on November 8, 2018 in connection with their service on the board of directors, and the aggregate grant date fair value of each of these awards was $206,292. In each case, the aggregate grant date fair value disregards an estimate of forfeitures. The assumptions used in the valuation of these awards are set forth in Note 6, “Stock-Based Compensation” of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 29, 2019.

The type and aggregate number of outstanding equity awards held by each of the directors as of June 29, 2019 were as follows:

Name	Stock Options (#)	Unvested Restricted Stock Units (#)

Tracy C. Accardi	—	—

James R. Bergman	10,300	—

Joseph Bronson	12,600	—

Robert E. Grady	2,575	—

William P. Sullivan	—	—

William D. Watkins	—	—

MaryAnn Wright	—	—

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The following table sets forth certain information regarding the ownership of Maxim Integrated’s common stock as of June 29, 2019, the last day of fiscal year 2019, by each non-employee director:

Name	Number of Shares(1)

Tracy C. Accardi	12,480

James R. Bergman	88,500

Joseph Bronson	31,285

Robert E. Grady	57,087

William P. Sullivan	19,606

William D. Watkins	13,810

MaryAnn Wright	10,866

(1)

Includes shares subject to options exercisable within 60 days of June 29, 2019, restricted stock units that vest within 60 days of June 29, 2019, and shares held in custodian accounts and by trust, if any. See table titled “Security Ownership of Certain Beneficial Owners, Directors and Management” in this proxy statement for more detail and additional information.

* * *

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Proposal No. 1

Election of Directors

The Governance Committee recommended, and the board of directors nominated, William (Bill) P. Sullivan, Tunç Doluca, Tracy C. Accardi, James R. Bergman, Joseph R. Bronson, Robert E. Grady, Mercedes Johnson, William D. Watkins, and MaryAnn Wright as nominees for election as members of our board of directors at the 2019 Annual Meeting. Except as set forth below, unless otherwise instructed, the persons appointed as proxy holders in the accompanying form of proxy will vote the proxies received by them for such nominees, all of whom are presently directors of Maxim Integrated. All of the nominees (except for Ms. Johnson, who was appointed as a member of the board of directors in September 2019) were elected directors by a vote of the stockholders at the last annual meeting of stockholders which was held on November 8, 2018.

In the event that any nominee becomes unavailable or unwilling to serve as a member of our board of directors, the proxy holders may vote in their discretion for a substitute nominee, or the board of directors may take action to reduce the size of the board of directors. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The following paragraphs provide information as of September 27, 2019 about each nominee. Such information includes the age, position, principal occupation, and business experience for at least the past five (5) years, and the names of other publicly held companies of which the nominee currently serves as a director or has served as a director during the past five (5) years. In addition, we are providing a description of each nominee’s specific experience, qualifications, attributes, and skills that led the board of directors to conclude that such nominee should serve as a director. There are no family relationships among any directors or executive officers of Maxim Integrated.

Name	Age	Director Since

William P. Sullivan	69	2015

Tunç Doluca	61	2007

Tracy C. Accardi	59	2016

James R. Bergman	77	1988

Joseph R. Bronson	71	2007

Robert E. Grady	61	2008

Mercedes Johnson	66	2019

William D. Watkins	66	2008

MaryAnn Wright	57	2016

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1 (continued)

William (Bill) P. Sullivan Independent Director Since: 2015 Age: 69

Mr. Sullivan has been a director of Maxim Integrated since December 2015 and has been Chairman of the board of directors since May 2016. Mr. Sullivan served as chief executive officer of Agilent Technologies, a global provider of scientific instruments, software, services and consumables in life sciences, diagnostics and applied chemical markets, from 2005 to March 2015. Mr. Sullivan was Agilent’s president from 2005 to 2012 and 2013 to 2014. Prior to that, he served as executive vice president and chief operating officer from 2002 to 2005 and senior vice president and general manager of Agilent’s Semiconductor Products Group from 1999 to 2002. Mr. Sullivan is currently the Chairman of the board of directors for Edison International and was previously a director of Agilent, Avnet, Inc., and URS Corporation. He is a graduate of the University of California, Davis.

In nominating Mr. Sullivan to serve on the board of directors, the Governance Committee considered as important factors, among other items, Mr. Sullivan’s experience as president and chief executive officer of a large public company, significant operational experience, and his leadership skills.

Tunç Doluca Director Since: 2007 Age: 61

Mr. Doluca has served as a director of Maxim Integrated, as well as the President and Chief Executive Officer, since January 2007. He joined Maxim Integrated in October 1984 and served as Vice President between 1994 and 2005. He was promoted to Senior Vice President in 2004 and Group President in May 2005. Prior to 1994, he served in a number of integrated circuit development positions. Mr. Doluca is currently on the board of directors for Western Digital Corp. and is a member of the compensation committee at Western Digital and has served on the Board of Trustees of the University of California Santa Barbara Foundation since July 2017.

In nominating Mr. Doluca to serve on the board of directors, the Governance Committee considered as important factors, among other items, Mr. Doluca’s experience in the semiconductor industry and over thirty (30) years of service at Maxim Integrated, including over twenty (20) years as an officer of the Company, including his current position as the Chief Executive Officer, his technical expertise, and his executive leadership and management skills.

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Proposal No. 1 (continued)

Tracy C. Accardi Independent Director Since: 2016 Age: 59

Ms. Accardi has been a director of Maxim Integrated since August 2016. Ms. Accardi has served as Vice President of R&D, Surgical Robotics at Medtronic since April 2019. Previously, Ms. Accardi was Vice President of Global Research and Development, Breast and Skeletal Health Solutions at Hologic from September 2014 to April 2019. Ms. Accardi was Chief Technology Officer at Omniguide Surgical from 2012 to 2014, and Executive Consultant at Mednest Consulting from 2011 to 2012, after having held senior research and development positions at Covidien from 2007 to 2011, Johnson & Johnson Company from 2003 to 2007, and Philips Medical Systems from 2001 to 2003. In prior experience, she served in various managerial roles in Corporate Research and Development, Healthcare and Aerospace at General Electric from 1981 to 2001. She received a Master of Science in Mechanical Engineering from Rensselaer Polytechnic Institute and a Bachelor of Science in Mechanical Engineering from Carnegie Mellon University.

In nominating Ms. Accardi to serve on the board of directors, the Governance Committee considered as important factors, among other items, Ms. Accardi’s extensive experience and knowledge of the medical device industry and her demonstrated expertise in technology development, strategic technology planning, program management, licensing and acquisition integration, clinical relationship management and all phases of product commercialization.

James R. Bergman Independent Director Since: 1988 Age: 77

Mr. Bergman has served as a director of Maxim Integrated since 1988. Mr. Bergman was a founder and has been General Partner of DSV Associates since 1974 and a founder and General Partner of its successors, DSV Partners III and DSV Partners IV. These firms provide venture capital and management assistance to emerging companies, primarily in high technology. Since July 1997, he has also served as a Special Limited Partner of Cardinal Health Partners and Cardinal Partners II, which are private venture capital funds. Mr. Bergman attended UCLA where he graduated with honors with a BS in Engineering and later received an MBA with distinction.

In nominating Mr. Bergman to serve on the board of directors, the Governance Committee considered as important factors, among other items, Mr. Bergman’s experience as a venture capitalist in technology companies, his experience and familiarity with financial statements, and his deep and fundamental understanding of Maxim Integrated’s culture, employees and products as a result of service on the board of directors for over twenty-five (25) years.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1 (continued)

Joseph R. Bronson Independent Director Since: 2007 Age: 71

Mr. Bronson has served as a director of Maxim Integrated since November 2007. Since June 2014, he has been Managing Director, Strategic Advisor for Cowen & Co., a New York City based investment bank. From May 2011 to March 2014 he served as an Advisory Director at GCA Savvian, LLC, a financial advisory services firm. Mr. Bronson is Principal and Chief Executive Officer of The Bronson Group, LLC, which provides financial and operational consulting services. Mr. Bronson served as the Chief Executive Officer of Silicon Valley Technology Corporation, a private company that provides technical services to the semiconductor and solar industries from 2009 to March 2010. Mr. Bronson served as President and Chief Operating Officer of Sanmina-SCI, a worldwide contract manufacturer, between August 2007 and October 2008, and he also served on Sanmina-SCI’s board of directors between August 2007 and January 2009. Before joining Sanmina-SCI, Mr. Bronson served as President and Co-Chief Executive Officer of FormFactor, Inc., a manufacturer of advanced semiconductor wafer probe cards, between 2004 and 2007. Prior to 2004, Mr. Bronson spent twenty-one (21) years at Applied Materials in senior level operations management, concluding with the positions of Executive Vice President and Chief Financial Officer. In addition to Maxim Integrated, Mr. Bronson currently serves on the boards of directors of Jacobs Engineering Group Inc., and PDF Solutions, Inc.

In nominating Mr. Bronson to serve on the board of directors, the Governance Committee considered as important factors, among other items, Mr. Bronson’s expertise and familiarity with financial statements, financial disclosures, auditing and internal controls, senior management level experience at large publicly traded companies and understanding of board best practices.

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Proposal No. 1 (continued)

Robert E. Grady Independent Director Since: 2008 Age: 61

Mr. Grady has served as a director of Maxim Integrated since August 2008. Since March 2015, Mr. Grady has been a Partner at Gryphon Investors, a middle market-focused private equity investment firm. From 2010 to 2014, Mr. Grady was a Managing Director at Cheyenne Capital Fund, a private equity investment firm, and served as the volunteer Chairman of the New Jersey State Investment Council (which oversees the state’s $79 billion pension fund). From 2000 to 2009, Mr. Grady was a Managing Director at The Carlyle Group, one of the world’s largest alternative asset management firms, where he served as a member of the firm’s Management Committee as Chairman and Fund Head of Carlyle’s U.S. venture and growth capital group, Carlyle Venture Partners (CVP); on the investment committees of CVP, Carlyle Asia Growth Partners, and Carlyle Europe Technology Partners; and as a director of multiple Carlyle portfolio companies. Between 1993 and 2000, he was a Partner and Member of the Management Committee at Robertson Stephens & Company, an emerging growth-focused investment banking firm. Previously, Mr. Grady served in the White House as Deputy Assistant to the President of the United States of America, as Executive Associate Director of the Office of Management and Budget (“OMB”), and as Associate Director of OMB for Natural Resources, Energy and Science. Mr. Grady is a former director of the National Venture Capital Association (“NVCA”), and he served as Chairman of the NVCA in 2006 and 2007. From 1993 to 2004, Mr. Grady served on the faculty of the Stanford Graduate School of Business as a Lecturer in Public Management. In addition to Maxim Integrated, Mr. Grady currently serves on the board of directors of Stifel Financial Corp., a financial services firm focused on investment banking and wealth management, of the Jackson Hole Mountain Resort, and of Gryphon portfolio companies Potter Electric Signal and Transportation Insight. From July 2004 to June 2010, Mr. Grady also served on the board of directors of AuthenTec, Inc., a maker of fingerprint identification semiconductors, and from September 2009 to July 2010, Mr. Grady served on the board of directors of Thomas Weisel Partners Group, Inc., which was acquired by Stifel Financial Corp. Mr. Grady has also been a director of multiple privately held companies and non-profit organizations over the past 25 years. Currently, Mr. Grady is a Trustee of the St. John’s Hospital Foundation, a member of the Wyoming Business Alliance, a member of the Investment Committee of the Community Foundation of Jackson Hole, a member of the Investment Committee of the Daniels Fund, and a member of the Council on Foreign Relations. Mr. Grady holds an A.B. degree, cum laude, from Harvard College and an M.B.A. degree from the Stanford Graduate School of Business.

In nominating Mr. Grady to serve on the board of directors, the Governance Committee considered as important factors, among other items, Mr. Grady’s extensive experience in the financial services industry, including his leadership roles at several large financial services firms, his expertise with strategic business combinations and corporate strategy development, his corporate governance experience as the chairman of a large public pension fund, and his experience as a company director.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1 (continued)

Mercedes Johnson Independent Director Since: 2019 Age: 66

Ms. Johnson has served as a director of Maxim Integrated since September 2019. Ms. Johnson served as interim Chief Financial Officer at Intersil Corporation in 2013. From 2010 to 2011, she was Vice President and Chief Financial Officer at Tri Alpha Energy. Prior to this, Ms. Johnson served as a Founding Executive, Senior Vice President of Finance, and Chief Financial Officer of Avago Technologies (now Broadcom) from December 2005 to August 2008. She also served as the Senior Vice President, Finance of Lam Research Corporation from June 2004 to January 2005 and as Lam’s Chief Financial Officer from May 1997 to May 2004. Ms. Johnson holds a degree in Accounting from the University of Buenos Aires, Argentina and currently serves on the Board of Directors for Teradyne, Inc., Synopsys, Inc., and Millicom International Cellular SA. She also served on the Board of Directors for Juniper Networks, Inc. from May 2011 to May 2019, Micron Technology, Inc. from June 2005 to January 2019, Intersil Corporation from August 2005 to February 2017, and Storage Technology Corporation from January 2004 to August 2005.

In nominating Ms. Johnson to serve on the board of directors, the Governance Committee considered as important factors, among other items, Ms. Johnson’s expertise in finance, corporate development, corporate governance, management, and operations.

William D. Watkins Independent Director Since: 2008 Age: 66

Mr. Watkins has served as a director of Maxim Integrated since August 2008. From December 2013 to 2016, Mr. Watkins was the Chief Executive Officer of Imergy Power Solutions, a leader in battery storage technology, and served as Chairman of the Board from December 2013 to December 2016. From February 2010 to April 2013, Mr. Watkins was the Chief Executive Officer and a member of the board of directors of Bridgelux, Inc., a leading light emitting diode (LED) developer. Mr. Watkins was Seagate Technology’s Chief Executive Officer between July 2004 and January 2009 and was a member of its board of directors between 2000 and January 2009. Previously, Mr. Watkins was Seagate’s President and Chief Operating Officer, a position he had held since 2000, and in this capacity was responsible for the company’s global hard disc drive operations. Mr. Watkins joined Seagate in 1996 as part of the company’s merger with Conner Peripherals. In addition to Maxim Integrated, Mr. Watkins currently serves on the board of directors of Flextronics International Ltd. and serves as the Chair of the board of directors of Avaya Holdings. Mr. Watkins is co-owner of the Vancouver Stealth. Watkins holds a B.S. degree in political science from the University of Texas.

In nominating Mr. Watkins to serve on the board of directors, the Governance Committee considered as important factors, among other items, Mr. Watkins’ operational and management experience, his experience as Chief Executive Officer, President and Chief Operating Officer of Seagate, his understanding of the electronics and semiconductor industries, as well as his expertise and familiarity with financial statements.

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Proposal No. 1 (continued)

MaryAnn Wright Independent Director Since: 2016 Age: 57

Ms. Wright has been a director of Maxim Integrated since August 2016. Ms. Wright served in senior executive roles at Johnson Controls from 2007-2017, including VP/GM and CEO of Johnson Controls-Saft, Group Vice President Engineering and Product Development and Group Vice President Technology and Industry Relations. Before joining Johnson Controls, Ms. Wright was Executive Vice President of Engineering, Product Development, Commercial and Program Management at Collins & Aikman Corporation from 2006 to 2007. Prior to that, she served in several executive management positions at Ford Motor Company during her tenure from 1988 to 2005. Ms. Wright has served as a director of Group 1 Automotive, Inc., Delphi Technologies PLC, and Micron Inc. since 2014, 2017, and 2019 respectively. She received a Master of Science in Engineering from the University of Michigan, her Master of Business Administration from Wayne State University and a Bachelor of Arts in International Studies and Economics from the University of Michigan.

In nominating Ms. Wright to serve on the board of directors, the Governance Committee considered as important factors, among other items, Ms. Wright’s extensive experience and knowledge of the automotive industry, her work in the area of energy storage solutions and a variety of advanced powertrain technologies, and her deep technical background.

Required Vote

Each nominee receiving the affirmative “FOR” votes of a majority of the votes cast with respect to that nominee shall be elected as director. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our board of directors recommends a vote “FOR” the election to the board of directors of each of the foregoing nominees.

* * *

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending June 27, 2020. Notwithstanding its appointment and even if our stockholders ratify the appointment, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during fiscal year 2020 if the Audit Committee believes that such a change would be in the best interests of Maxim Integrated and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may consider whether it should appoint another independent registered public accounting firm. Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2020 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of Proposal No. 2.

Recommendation

Our board of directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2020.

* * *

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Proposal No. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Securities Exchange Act of 1934 enables Maxim Integrated stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules.

Maxim Integrated has a “pay-for-performance” compensation philosophy that forms the foundation of Maxim Integrated’s decisions regarding compensation of its Named Executive Officers. A significant portion of each Named Executive Officer’s compensation is tied to performance and is structured to ensure that there is an appropriate balance between long-term and short-term performance, and also a balance between operational performance and stockholder return. This compensation philosophy, and the program structure approved by the Compensation Committee, is central to Maxim Integrated’s ability to attract, retain, motivate, and reward the best and brightest executives who have the talent and experience to achieve our goals. This approach has resulted in Maxim Integrated’s ability to attract and retain the executive talent necessary to guide Maxim Integrated. Please see “Compensation Discussion and Analysis” contained in this proxy statement for an overview of the compensation of Maxim Integrated’s Named Executive Officers.

We are asking for stockholder approval of the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion accompanying these tables. We have elected to hold this non-binding advisory vote on executive compensation annually. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this proxy statement. We believe that our executive compensation policies and programs serve the interests of our stockholders and that the compensation received by our executive officers is commensurate with the performance and strategic position of Maxim Integrated.

This vote is advisory and therefore not binding on Maxim Integrated, the Compensation Committee, or the board of directors. The board of directors and the Compensation Committee value the opinions of Maxim Integrated stockholders and to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this proxy statement, we will consider those stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

Advisory approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” the advisory approval of Proposal No. 3.

Recommendation

Our board of directors recommends a vote “FOR” the approval of the compensation of Maxim Integrated’s Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

* * *

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 3 (continued)

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth certain information regarding the ownership of Maxim Integrated’s common stock as of June 29, 2019, the last day of fiscal year 2019, by: (1) each current director; (2) each current Named Executive Officer; (3) all current executive officers and directors as a group; and (4) all those known by Maxim Integrated to be beneficial owners of more than five percent (5%) of its common stock. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total (%)

5% Shareholders:

T. Rowe Price Associates, Inc.(2)	37,875,014	14.0

The Vanguard Group(3)	33,548,602	12.4

BlackRock, Inc.(4)	23,011,677	8.5

Directors:

Tracy C. Accardi, Director	12,480	*

James R. Bergman, Director(5)	88,500	*

Joseph Bronson, Director(6)	31,285	*

Robert E. Grady, Director(7)	57,087	*

Mercedes Johnson, Director(8)	—	*

William P. Sullivan, Director(9)	19,606	*

William D. Watkins, Director(10)	13,810	*

MaryAnn Wright, Director	10,866	*

Named Executive Officers:

Tunç Doluca, President, Chief Executive Officer and Director(11)	1,663,734	*

Bruce E. Kiddoo, Senior Vice President and former Chief Financial Officer(12)	104,154	*

Edwin B. Medlin, Senior Vice President and Chief Legal, Administrative, and Compliance Officer(13)	100,459	*

Vivek Jain, Senior Vice President, Technology and Manufacturing Group(14)	82,894	*

Bryan Preeshl, Senior Vice President, Quality(15)	36,983	*

All executive officers and directors as a group (15 persons)(16)	2,275,151	*

*	Less than one percent
(1)

This table is based upon information supplied by officers, directors, principal stockholders and Maxim Integrated’s transfer agent, and contained in Schedules 13G filed with the SEC. Unless otherwise indicated, the address of each person or entity listed is c/o Maxim Integrated Products, Inc., 160 Rio Robles, San Jose, California 95134. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 271,852,211 shares outstanding on June 29, 2019 adjusted as required under rules promulgated by the SEC.

(2)

Based solely on information supplied by T. Rowe Price Associates, Inc. in a Schedule 13G filed with the SEC on February 14, 2019. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202.

(3)	Based solely on information supplied by The Vanguard Group in a Schedule 13G filed with the SEC on February 11, 2019. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)	Based solely on information provided by BlackRock, Inc. (“BlackRock”) in a Schedule 13G filed with the SEC on February 6, 2019. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(5)

Includes 10,300 shares subject to options exercisable within 60 days of June 29, 2019 and excludes 16,000 shares held by the Bergman Family Foundation for which Mr. Bergman disclaims beneficial ownership.

(6)	Includes (i) 12,600 shares subject to options exercisable within 60 days of June 29, 2019 and (ii) 400 shares held in custodian accounts.
(7)	Includes 2,575 shares subject to options exercisable within 60 days of June 29, 2019.
(8)	Ms. Johnson was appointed a Director of Maxim Integrated in September 2019.
(9)	Includes 19,606 shares held by trust.
(10)	Includes 5,500 shares held by trust.
(11)

Includes (i) 170,000 shares subject to options exercisable within 60 days of June 29, 2019, (ii) 11,013 restricted stock units that vest within 60 days of June 29, 2019, (iii) 40,530 market stock units that vest within 60 days of June 29, 2019 and (iv) 1,295,665 shares held by trust.

(12)	Includes (i) 4,260 restricted stock units that vest within 60 days of June 29, 2019, (ii) 17,686 market stock units that vest within 60 days of June 29, 2019 and (iii) 32,436 shares held by trust.
(13)

Includes (i) 30,330 shares subject to options exercisable within 60 days of June 29, 2019, (ii) 2,840 restricted stock units that vest within 60 days of June 29, 2019 and (iii) 11,791 market stock units that vest within 60 days of June 29, 2019.

(14)	Includes (i) 3,905 restricted stock units that vest within 60 days of June 29, 2019 and (ii) 16,214 market stock units that vest within 60 days of June 29, 2019.
(15)	Includes (i) 1,598 restricted stock units that vest within 60 days of June 29, 2019 and (ii) 6,633 market stock units that vest within 60 days of June 29, 2019.
(16)	Includes (i) 200,330 shares subject to options exercisable within 60 days of June 29, 2019 and (ii) 122,162 restricted stock units and market stock units that vest within 60 days of June 29, 2019.

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Proposal No. 3 (continued)

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of Maxim Integrated’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Maxim Integrated. Executive officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on a review of the copies of such reports furnished to Maxim Integrated and written representations that no other reports were required, during the fiscal year ended June 29, 2019, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were complied with. The Company files the Section 16 reports on behalf the Company’s directors and executive officers.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Certain Relationships and Related

Transactions

Related Transactions

During the fiscal year ended June 29, 2019, Robert Bergman, the son of James R. Bergman, a member of our board of directors, was employed by Bedrock Automation Platforms, Inc. (“Bedrock”). Bedrock is an independent subsidiary of the Company engaged in a line of business separate and distinct from the Company’s primary business. Robert Bergman received approximately $260,000 in aggregate cash compensation from Bedrock in fiscal year 2019. We do not believe that this transaction constitutes a related party transaction. Maxim Integrated is not involved in the day-to-day operations of Bedrock.

Maxim Integrated has entered into indemnification agreements with certain of its current and former directors and officers. The indemnification agreements provide, among other things, that Maxim Integrated will indemnify each of its directors and officers, under the circumstances and to the extent provided therein, for expenses, damages, judgments, fines, and settlements each may be required to pay in actions or proceedings to which he or she may be made a party by reason of his or her position or positions as a director, officer or other agent of Maxim Integrated, and otherwise to the fullest extent permitted under Delaware law and Maxim Integrated’s Bylaws.

Review, Approval or Ratification of Related Party Transactions

The Audit Committee Charter provides for the Audit Committee to review and approve all related party transactions for potential conflicts of interest on an ongoing basis (if such transactions are not approved by another independent body of the board of directors). Related party transactions include, for purposes of the Audit Committee review, without limitation, transactions involving Maxim Integrated and any director, executive officer, beneficial owner of more than five percent (5%) of Maxim Integrated common stock, any immediate family member of any such person, or any firm, corporation, partnership, or other entity in which any such person is employed or any such person has a five percent (5%) or greater beneficial ownership interest. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all relevant facts and circumstances it deems relevant, including, without limitation, the nature of the related party’s interest in the transaction, the benefits to Maxim Integrated of the transaction, whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Maxim Integrated and its stockholders, the potential impact of such transaction on a director’s independence, and whether the transaction is on terms no less favorable than terms that may be available in a transaction with an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction. Maxim Integrated will disclose the terms of related person transactions in its filings with the SEC to the extent required.

The terms of the employment of the individual described above under the heading “Related Transactions” was not specifically approved by the Audit Committee because such terms (including compensation terms) were, and continue to be, consistent and commensurate with those of other similarly situated employees of Maxim Integrated and its subsidiaries.

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Executive Compensation

Executive Officers

The following is information regarding our executive officers, including their positions and their ages as of September 27, 2019.

Name	Age	Position
Tunç Doluca	61	President and Chief Executive Officer
Brian C. White	54	Senior Vice President and Chief Financial Officer
Bruce E. Kiddoo	58	Senior Vice President and former Chief Financial Officer
Edwin B. Medlin	62	Senior Vice President and Chief Legal, Administrative, and Compliance Officer
Vivek Jain	59	Senior Vice President, Technology and Manufacturing Group
Bryan J. Preeshl	57	Senior Vice President, Quality
David Loftus	58	Vice President, Worldwide Sales and Marketing

Tunç Doluca has served as a director of Maxim Integrated as well as the President and Chief Executive Officer since January 2007. He joined Maxim Integrated in October 1984 and served as Vice President from 1994 to 2004. He was promoted to Senior Vice President in 2004 and Group President in May 2005. Prior to 1994, he served in a number of integrated circuit development positions. Mr. Doluca holds a BSEE degree from Iowa State University and an MSEE degree from the University of California, Santa Barbara.

Brian C. White joined Maxim Integrated in August 2019 as Senior Vice President and Chief Financial Officer. Mr. White most recently served as Chief Financial Officer of Integrated Device Technology, Inc. (IDT) from September 2013 to March 2019. Mr. White joined IDT in February 2007, and prior to becoming Chief Financial Officer, Mr. White served as Vice President of Finance and Treasurer of IDT. Before joining IDT, Mr. White held a variety of financial and operational management positions at companies including Hitachi GST, IBM and Deloitte. Mr. White holds a B.A. in Business Administration from Seattle University and an M.B.A. from the University of Notre Dame.

Bruce E. Kiddoo joined Maxim Integrated in September 2007 as Vice President of Finance. On October 1, 2008, Mr. Kiddoo was appointed Chief Financial Officer and Principal Accounting Officer of Maxim Integrated and was appointed Senior Vice President in September 2009. In January 2019, Mr. Kiddoo informed the Company that he was planning to retire in the second half of calendar year 2019. After Brian C. White was appointed as Chief Financial Officer of the Company in August 2019, Mr. Kiddoo continued to serve the Company as a Senior Vice President until Mr. Kiddoo retires from the Company on October 2, 2019. Prior to joining Maxim Integrated, Mr. Kiddoo held various positions at Broadcom Corporation, a global semiconductor company, beginning in December 1999. Mr. Kiddoo served as Broadcom’s Corporate Controller and Principal Accounting Officer from July 2002 and served as Vice President from January 2003. He also served as Broadcom’s Acting Chief Financial Officer from September 2006 to March 2007. Mr. Kiddoo holds a BS degree in Applied Science from the United States Naval Academy and an MBA degree from the College of William & Mary.

Edwin B. Medlin joined Maxim Integrated in November 1999 as Director and Associate General Counsel. He was promoted to Vice President and Senior Counsel in April 2006, was appointed General Counsel in September 2010, and he was promoted to Senior Vice President and General Counsel in May 2015. In July 2019, Mr. Medlin was promoted to Chief Legal, Administrative, and Compliance Officer and remains a Senior Vice President of the Company. Prior to joining Maxim Integrated, he was with the law firm of Ropers, Majeski, Kohn and Bentley between 1987 and 1994 where he held various positions, including director. Between 1994 and 1997, he held the positions of General Counsel, and later, General Manager, at Fox Factory, Inc., a privately held manufacturing company. Between 1997 and 1999 he held the positions of General Counsel and later, Vice President of Global Sales and Marketing, at RockShox, Inc., a publicly traded corporation. Mr. Medlin holds a degree in Economics from the University of California, Santa Barbara, and a Juris Doctorate from Santa Clara University.

Vivek Jain joined Maxim Integrated in April 2007 as Vice President responsible for our wafer fabrication operations. In June 2009, Mr. Jain was promoted to Senior Vice President with expanded responsibility for managing test and assembly operations in addition to wafer fabrication operations. Prior to joining Maxim Integrated, Mr. Jain was with Intel Corporation as Plant Manager for Technology Development and Manufacturing Facility in Santa Clara, California from 2000. Mr. Jain holds a BS degree in Chemical Engineering from the Indian Institute of Technology at New Delhi, an MS degree in Chemical Engineering from Penn State University, and an MS degree in Electrical Engineering from Stanford University.

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Executive Compensation (continued)

Bryan J. Preeshl joined Maxim Integrated in 1990 as a Senior Failure Analysis Engineer and held various senior management roles in the quality organization before being promoted to Vice President of Quality in 2010. Bryan manages manufacturing quality, reliability, failure analysis, document control, and our worldwide customer quality efforts. He has implemented world-class quality and reliability processes and is ultimately responsible for our continuous quality improvement efforts. Prior to joining Maxim Integrated, Bryan held numerous quality-related positions at National Semiconductor, ZyMOS, Monolithic Memories, and Advanced Micro Devices. He has a degree in Electronics Engineering Technology from the DeVry Institute of Technology in Phoenix, Arizona.

David Loftus joined Maxim Integrated as its Vice President of Worldwide Sales and Marketing in November 2015. He is responsible for the Company’s customer-facing organizations, which include Sales, Customer Operations, Field Applications Engineering, Distribution and Marketing. Immediately prior to joining Maxim Integrated, David led Worldwide Insights, a management consulting firm he founded in Atlanta. Earlier, he led the worldwide sales organizations for Cypress Semiconductor and Intersil Corporation. Before his tenure at Intersil, David spent 17 years with Xilinx, as Vice President and General Manager for its Spartan Products Division and as Vice President and Managing Director for the company’s Asia Pacific operations, where he doubled its regional revenue in three years. David earned a BS in Electrical Engineering and a Masters in Management from Georgia Institute of Technology. Mr. Loftus will resign from his position as Vice President of Worldwide Sales and Marketing of the Company during the second half of calendar year 2019.

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CEO Pay Ratio

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the annual total compensation of our employees and the annual total compensation of our CEO. For fiscal year 2019:

•	The annual total compensation of our CEO was $9,143,785.
•	The median of annual total compensation of all employees of our company (other than our CEO), was $32,372.
•	Our CEO’s total annual compensation was approximately 282 times that of our median employee.

To determine the median of the annual total compensation of our employees, we applied the following methodology and material assumptions:

•	We identified our median employee by considering an employee population as of April 30, 2019.
•

To identify the median employee, we used a consistently applied compensation measure that included total compensation. Salaries were annualized for all permanent employees who were employees for less than the full fiscal year or who were on an unpaid leave of absence during a portion of the year.

•

We did not use any cost-of-living adjustments in identifying the median employee. We have a globally diverse workforce with approximately 65% of our total employees located outside the United States in locations where the cost of living and wages are significantly below the United States, including the Philippines and Thailand.

•	We determined the elements of the median employee’s compensation for fiscal year 2019 in accordance with Item 402(c)(2)(x) of Regulation S-K.
•	The annual total compensation of our CEO is the amount reported in the “Total” column of our 2019 Summary Compensation Table.

We believe our pay ratio presented above is a reasonable estimate. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Compensation Discussion

and Analysis

The following discussion and analysis of compensation arrangements of our Chief Executive Officer (“CEO”), Chief Financial Officer, and other three (3) most highly compensated executive officers during fiscal year 2019 (the “Named Executive Officers”) should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from programs as summarized in this discussion.

Overview

The Compensation Committee is responsible for establishing, implementing, and monitoring adherence with our compensation philosophy. As of September 27, 2019, we have seven executive officers, five of whom are our Named Executive Officers as listed below. For purposes of clarity, Bruce E. Kiddoo was our Chief Financial Officer during the entirety of fiscal year 2019 and through the filing of our Annual Report on Form 10-K with the U.S. Securities and Exchange Commission on August 21, 2019. Brian C. White was appointed as our Chief Financial Officer effective August 22, 2019. Additionally, Mr. Loftus will resign from his position as Vice President of Worldwide Sales and Marketing during the second half of calendar year 2019. Details of fiscal 2019 compensation for our Named Executive Officers can be found in the Summary Compensation Table.

Named Executive Officer	Title
Tunç Doluca	President and Chief Executive Officer
Bruce E. Kiddoo	Senior Vice President and former Chief Financial Officer
Edwin B. Medlin	Senior Vice President and Chief Legal, Administrative, and Compliance Officer
Vivek Jain	Senior Vice President, Technology and Manufacturing Group
Bryan Preeshl	Senior Vice President, Quality

This Compensation Discussion and Analysis provides a review of our executive compensation philosophy, policies and practices for our executive officers and how it applies to our Named Executive Officers specifically. The discussion focuses on our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. In this Compensation Discussion and Analysis, we address why we believe our executive compensation program is appropriate for us and our stockholders and explain how executive compensation is determined.

Executive Compensation Philosophy and Components

The objectives of our executive compensation program are as follows:

•	to attract, retain, motivate, and reward the best and brightest executives who have the talent and experience required to achieve our goals;
•	to align the short-term and long-term interests and objectives of our executive officers with our stockholders;
•	to create a high-performance culture by linking total rewards to Company performance, including performance relative to our peers;
•	to recognize our executives for their contributions to our success by rewarding individual performance; and
•	to ensure that our executive compensation program is easily understood by program participants and our shareholders.

We accomplish these objectives by providing our executive officers with compensation components that are specifically linked to either short-term or long-term corporate and executive performance. The majority of our executive compensation is short-term or long-term variable compensation. The principal components of our executive compensation are:

•	base salary;
•	cash performance bonuses; and
•	equity awards (in the form of restricted stock units and market stock units).

Each of these components is intended to achieve one or more of our compensation objectives. The Compensation Committee relies on its judgment in determining the appropriate mix of cash and equity compensation for our executive officers. In general, to encourage a

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Compensation Discussion and Analysis (continued)

high-performance culture and to align the interests of our executive officers with those of our stockholders, the Compensation Committee makes a significant portion of each executive officer’s compensation performance-based with cash performance bonuses and equity awards, while generally keeping base salaries modest relative to competitive market norms. Our variable cash and equity programs are designed to reward recent performance with cash compensation and to motivate long-term performance and retention through equity awards. Both programs are also designed to reward our executive officers both for individual and overall corporate performance. Such a structure allows the Compensation Committee flexibility to reward outstanding individual performance and to recognize the contributions of our executive officers to the overall success of Maxim Integrated.

Best Practices Followed at Maxim Integrated

Tax Considerations

162(m) of the Code states that public companies cannot deduct compensation paid to certain of its top executive officers in excess of $1 million per officer per year. Historically, we have believed it was in our best interest, to the extent practical, to have executive officer compensation be fully deductible under Section 162(m). The Tax Cuts and Jobs Act, which was signed into law in December of 2017 (the “Tax Act”), eliminated the performance-based compensation exception, effective for fiscal years beginning after December 31, 2017, such that compensation paid to our Named Executive Officers in excess of $1 million will be not deductible unless it qualifies for transition relief applicable to certain arrangements in effect on November 2, 2017. As a result, for fiscal years beginning after December 31, 2017, certain amounts of compensation may fail to be deductible under Section 162(m). However, the Compensation Committee also retains the discretion to provide compensation that may not be fully deductible. There is no guarantee that all compensation paid by the Company will be deductible for federal income tax purposes. The Compensation Committee may decide, in its discretion, to pay incentive-based compensation or grant equity awards that may not be deductible for purposes of Section 162(m) of the Code.

Stock Ownership Guidelines

We have stock ownership guidelines for our CEO and members of our board of directors. These guidelines require our CEO to own shares of our common stock with a value of at least four (4) times his annual base salary and our non-employee directors to own shares of common stock with a value of at least three (3) times the annual retainer paid to non-employee directors. Our stock ownership guidelines are available on the Investor Relations section of our website at http://investor.maximintegrated.com/corporate-governance.

	Annual Base Salary	4x Annual Base Salary

Chief Executive Officer	$800,000	$3,200,000
	Annual Retainer	3x Annual Retainer

Non-Employee Directors	$70,000	$210,000

Executive Compensation Recoupment Policy

The Company has a policy that provides that in the event of a material restatement of its financial results due to misconduct, the Compensation Committee shall review the facts and circumstances and take actions it considers appropriate with respect to the compensation of any executive officer whose fraud or willful misconduct contributed to the need for such restatement. Such actions may include, without limitation, seeking reimbursement of any bonus paid to such executive officer exceeding the amount that, in the judgment of the Compensation Committee, would have been paid had the financial results been properly reported.

Hedging and Pledging Prohibition on Company Securities (No Exception)

The Company has a policy that prohibits all of its executive officers and members of the board of directors from engaging in hedging transactions involving the Company’s securities. The Company also prohibits any executive officer and member of the board of directors from any future pledging of their Company securities as a collateral for a loan or holding their Company securities in a margin account. This policy is described in the “Corporate Governance and Board of Directors Matters” section of this Proxy Statement above. Currently, no shares of the Company have been pledged by any of the Company’s executive officers or members of the board of directors.

Governance of Executive Officer Compensation Program

Role and Members of the Compensation Committee

The members of our Compensation Committee are appointed by our board of directors. The Compensation Committee is responsible for determining executive officer compensation. As of the record date, the Compensation Committee was comprised of three (3) members of the board of directors, Tracy C. Accardi, James R. Bergman, and Robert E. Grady, each of whom is an independent, non-employee director. Since November 2016, Mr. Bergman has served as Chair of the Compensation Committee.

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Compensation Discussion and Analysis (continued)

The primary purpose of the Compensation Committee is to:

•	review and approve corporate goals and objectives relevant to the compensation of our CEO and other executive officers, evaluate CEO performance, and determine CEO compensation based on this evaluation;
•	approve and oversee, in consultation with our CEO, the total compensation package for certain executive officers, including their base salaries, cash performance bonuses, equity awards, severance benefits and change-in-control benefits (if any);
•	oversee its compensation consultant;
•	review periodically and make recommendations to the board of directors regarding any equity or long-term compensation plans, and administer these plans; and
•	make recommendations to the board of directors with respect to compensation for members of the board of directors and its committees.

The Compensation Committee operates according to a charter that details its specific duties and responsibilities. The Compensation Committee periodically reviews the charter and recommends proposed changes to the board of directors for approval. The Compensation Committee charter is available on our website in the Corporate Governance section at http://investor.maximintegrated.com/corporate-governance. The charter sets forth the membership requirements, authority and duties of the Compensation Committee, which shall consist of no fewer than two (2) members, all of whom (i) meet the independence requirements of the NASDAQ rules, (ii) are “non-employee directors” under the definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act, and (iii) are “outside directors” for purposes of the regulations promulgated under Section 162(m) of the Code. During fiscal year 2019, and currently, all members of the Compensation Committee met these criteria.

Process for Evaluating Executive Officer Performance and Compensation

The Compensation Committee generally holds at least six (6) scheduled meetings during the year and holds additional meetings periodically to review and discuss executive compensation issues. The Compensation Committee Chair will also provide an update to the board of directors during a regularly scheduled meeting regarding Compensation Committee matters when appropriate. In addition, members of the Compensation Committee communicate on an informal basis concerning Compensation Committee matters throughout the fiscal year. The Compensation Committee may also consider and take certain actions by unanimous written consent. In fiscal year 2019, the Compensation Committee held eight (8) meetings and acted by unanimous written consent one (1) time.

Our Chief Human Resources Officer and our Corporate Secretary support the Compensation Committee in its work. The Compensation Committee also has the authority to engage the services of outside advisors, experts and others for assistance.

Outside Compensation Consultant

For the first half of fiscal year 2019, the Compensation Committee retained Compensia as its independent compensation consultant. For the second half of fiscal year 2019, the Compensation Committee replaced Compensia with Radford as its independent compensation consultant. The independent compensation consultant advises the Compensation Committee and the board of directors on executive cash and equity compensation matters as well as board and board committee compensation. Radford reports directly to the Compensation Committee, and the Compensation Committee has sole authority to hire, terminate and direct the work of Radford. The Compensation Committee has assessed the independence of Radford pursuant to the NASDAQ listing standards and SEC rules and concluded that Radford’s work for the Compensation Committee does not raise any conflicts of interest. For further discussion of the role of the Compensation Committee in the executive compensation decision-making process, and for a description of the nature and scope of Radford’s assignment, see “Executive Compensation Positioning” below.

Role of Management in Executive Compensation Process

The Compensation Committee seeks input from our CEO and the Chief Human Resources Officer to obtain recommendations with respect to our compensation programs, practices and policies for executive officers. Our CEO’s role in the compensation-setting process consists of (i) evaluating executive and employee performance; (ii) assisting in the establishment of business performance targets and objectives; and (iii) recommending base salary levels and equity awards. While the Compensation Committee may discuss our CEO’s compensation package with him, it meets in executive session in his absence to determine his compensation.

Executive Compensation Positioning

In May 2018, based on the recommendations of Compensia, and in consultation with our executive management, the Compensation Committee approved a compensation peer group to be used to better understand the competitive market for purposes of setting executive compensation for fiscal year 2019. In determining the appropriate compensation peer group, the Compensation Committee considered companies within the semiconductor industry that have revenue, market capitalization, number of employees, and operations similar to our corresponding components. Many of the companies in this peer group compete with us for executive talent. In May 2019, the Compensation Committee, in consultation with executive management and Radford, reviewed and updated the compensation peer group.

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Compensation Discussion and Analysis (continued)

The compensation peer group members for fiscal year 2019 are as follows:

Advanced Micro Devices Analog Devices Cree Cirrus Logic* Cypress Semiconductor First Solar Integrated Device Technology* KLA-Tencor Marvell Technology Group Microchip Technology	MKS Instruments Monolithic Power Systems* ON Semiconductor Qorvo Semtech* Silicon Laboratories* Skyworks Solutions Teradyne Texas Instruments* Xilinx

*

The Compensation Committee included Texas Instruments (a larger company), Cirrus Logic, Integrated Device Technology, Monolithic Power Systems, Semtech, and Silicon Laboratories in the peer group for reference purposes only as each compete with us for executive talent.

For 2019, our compensation peer group was updated to include (i) Cree as a peer group member and (ii) Cirrus Logic as a peer group member for reference purposes only (previously a peer group member).

The Compensation Committee does not target pay at a specific target percentile. Rather, the Compensation Committee believes that fixed compensation (primarily base salary) should be relatively modest and that variable compensation (primarily annual performance bonus and long-term incentive opportunities) should provide meaningful upside opportunities tied to performance. In addition, the Compensation Committee believes compensation opportunities should reflect Company performance, individual roles and performance and retention factors. Consistent with the foregoing, when setting each compensation component and total compensation opportunities, the Compensation Committee considers the following factors in addition to competitive market data:

•	the Company’s overall performance relative to peers and established objectives;
•	each individual’s skills, job scope, experience, and qualifications relative to other similarly-situated executives at peer companies;
•	the Company’s internal value for a position relative to other positions or market practices;
•	a subjective assessment of each individual’s contributions to the Company’s overall performance, ability to lead his or her business unit or function, work as part of a team, and reflect the Company’s core values; and
•	the Company’s ability to retain “critical talent.”

These factors provide the framework for our Compensation Committee’s decision-making. No single factor above is determinative in setting pay levels, nor is the impact of any one factor on the determination of pay levels quantifiable.

Evaluation of Named Executive Officer Compensation

Fiscal 2019 Compensation Plan for Executive Officers—Advisory Vote on Executive Compensation

At our 2017 and 2018 Annual Meetings of Stockholders, approximately 95% and 96%, respectively, of the votes with respect to the advisory proposal on the compensation of our named executive officers were voted in favor of our executive compensation program described in the applicable year’s proxy statement. The Compensation Committee considered these results and, in light of the strong support we received from our stockholders with respect to our fiscal 2017 and 2018 executive compensation programs, the Compensation Committee did not believe that any significant changes were necessary or advisable with respect to the fiscal 2019 executive compensation program, except as stated herein.

Consequently, the fiscal 2019 executive compensation program was substantially similar to the fiscal 2018 executive compensation program.

Base Salary

Base salaries are used to attract, motivate, and retain highly qualified executives. Base salary is the primary fixed component of compensation in the executive compensation program and, in addition to the broader principles summarized above, is determined by:

•	level of responsibility and Company impact;
•	pay levels of similar positions in our peer group;
•	expertise and experience of the executive; and
•	competitive conditions in the industry.

Annual base salary increases, if any, are, in addition to the broader principles summarized above, a reflection of:

•	the individual’s performance for the preceding year;
•	the Company’s performance;
•	the individual’s pay level relative to similar positions in our peer group;
•	anticipated future contributions of the executive; and
•	competitive conditions in the industry.

For the Named Executive Officers, base salaries are generally relatively modest compared to the base salaries paid to similarly situated executives in the compensation peer group companies.

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Compensation Discussion and Analysis (continued)

Fiscal 2019 Base Salary Actions

The Compensation Committee, after a review of individual and overall performance, as well as market practices for executive compensation, approved base salary increases for our Named Executive Officers as set forth in the table below:

Named Executive Officer	Title	Annualized Fiscal 2019 Base Salary ($)
Tunç Doluca	President and Chief Executive Officer	800,000
Bruce E. Kiddoo	Senior Vice President and former Chief Financial Officer	465,000
Edwin B. Medlin	Senior Vice President and Chief Legal, Administrative, and Compliance Officer	420,000
Vivek Jain	Senior Vice President, Technology and Manufacturing Group	435,000
Bryan Preeshl	Senior Vice President, Quality	325,000

Fiscal 2019 Annual Cash Performance Bonuses under 2019 Compensation Plan

In September 2018, the Compensation Committee approved a cash incentive compensation plan for our CEO and executive officers, including Messrs. Kiddoo, Medlin, Jain, and Preeshl (the “FY19 Bonus Pool Officers”), applicable to fiscal year 2019 performance. The following is a description of the fiscal year 2019 Annual bonus pool:

•	Target Bonus Pool Size: The target aggregate cash bonus pool was an amount equal to 0.45% of the Company’s operating income as determined under GAAP, excluding the effect of special items.
•	Target Operating Income: The target operating income at the beginning of fiscal year 2019 was approximately $971 million.
•	Total Funded Bonus Pool: The aggregate cash bonus funded by the Company and available for distribution to our CEO and the FY19 Bonus Pool Officers was 0.696% of actual annual operating income as determined under GAAP, excluding the effect of special items, to accommodate above nominal individual performance.
•	Minimum Performance Bonus: In the event actual fiscal year 2019 operating income (excluding the impact of special items) was less than fifty percent (50%) of target operating income (excluding the impact of special items) of $971 million, no annual cash bonus would have been payable to the executive officers.
•	Cap on Annual Cash Bonus: In no event would the annual cash performance bonus payable to an executive officer exceed 200% of an executive officer’s annual target performance bonus amount, determined based on total funded bonus pool.

The chart below depicts the calculation of the aggregate bonus pool to be distributed to our CEO and executive officers:

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Compensation Discussion and Analysis (continued)

Selection of Operating Income and Modulators of Bonus Pool

We selected operating income as the primary program metric (as a basis to determine the overall size of the cash bonus pool) because we deem it to be an objective and clear measure of our operating performance. It demonstrates efficiency of Company performance and aligns financial reporting with compensation calculations and cannot be easily manipulated. We selected product development execution metrics to measure top-line growth and productivity.

Individual Performance Goal

Our Compensation Committee (with input from our full board) evaluates the performance of our CEO based on achieving fiscal year 2019 revenue plan, achieving fiscal year 2019 product development targets, and company performance along various vectors, including, but not limited to, new technology, growth, employee talent, and other business development objectives. The Compensation Committee together with our CEO evaluates the performance of our executive officers based on various performance factors, including, but not limited to, performance to goals, leadership and sense of urgency, and collaboration.

Impact Points, Allocation of Bonus Pool to Executive Officers

Each executive officer’s share of the bonus pool is dependent upon his or her impact points, which are determined at the beginning of the fiscal year and subject to adjustment following the completion of the fiscal year. The number of impact points is based in part on the executive officer’s level of responsibility and relative value of the executive officer’s impact on Maxim Integrated’s performance as compared to the other executive officers for the fiscal year. Impact points are expressed as a percentage of the pool. Each participant’s share of the bonus pool equaled the product of (a) the percentage determined by taking his or her total impact points, as approved by the Compensation Committee at the end of the fiscal year, and dividing them by the total number of impact points allocated to all executive officers, (b) their individual performance, which is measured as a percentage of the executive officer’s performance goals met over the period, and (c) the bonus pool calculated as described above.

Formula to Calculate Individual Bonuses:

Individual Impact Points %	X	Individual Performance Goal %	X	Performance Bonus Pool	=	Performance Bonus

Actual Results for Fiscal Year 2019 under Cash Bonus Pool and Bonus Payouts to Executive Officers

In fiscal year 2019, the Company’s revenue, operating income, and earnings per share, excluding special items, declined compared to the year before, primarily due to a soft macroeconomic environment. As a result, fiscal year 2019 performance bonuses for our Named Executive Officers decreased by approximately 30% to 45% compared to the prior year. In September 2019, the Compensation Committee approved cash bonuses for our CEO and the FY19 Bonus Pool Officers for their performance during fiscal year 2019. The following are actual results for fiscal year 2019:

•	Fiscal Year 2019 Operating Income: The Company’s fiscal year 2019 operating income as determined under GAAP, excluding the effect of special items, was $780 million compared to $883 million in fiscal year 2018, a 12% decrease.
•	Fiscal Year 2019 Total Bonus Payouts: The total cash bonus funded by the Company and available for distribution to our CEO and the FY19 Bonus Pool Officers was $4.2 million, of which $3.5 million was distributed to our CEO and the FY19 Bonus Pool Officers.

Fiscal Year 2019 Performance Bonuses Paid to the Named Executive Officers

The table below sets forth each Named Executive Officer’s performance bonus as approved by the Compensation Committee for fiscal year 2019 performance:

Named Executive Officer	Impact Points (As a %)	FY19 Target Performance Bonus Amount Under Target Bonus Pool ($)	Amount of FY19 Performance Bonus Paid Under Bonus Pool ($)

Tunç Doluca	40	1,840,000	1,329,000

Bruce E. Kiddoo	15	690,000	587,000

Edwin B. Medlin	11	506,000	471,000

Vivek Jain	11	506,000	455,000

Bryan Preeshl	7	322,000	295,000

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Compensation Discussion and Analysis (continued)

Equity Compensation under 2019 Compensation Program

We believe equity compensation is an effective way to align the interests of our executive officers with those of our stockholders in order to achieve long-term stock price growth. In designing our equity compensation program, we take into account stockholder concerns about stock usage and dilution. Equity awards are granted by the Compensation Committee or the Management Committee at duly noticed meetings. In fiscal 2019, we utilized a mix of restricted stock units and market stock units to compensate our executive officers. We believe that market stock units align our executive officers’ interests with those of our stockholders, as the executive officers benefit from future stock price appreciation relative to an index, while restricted stock units also align our executive officers’ interests with those of our shareholders while also promoting strong current retention incentives for Maxim Integrated’s executive officers.

We did not grant any stock options in fiscal year 2019.

Equity Awards for Fiscal Year 2019

Market Stock Units

An aggregate award of 108,800 market stock units at target was made in September 2018 to our Named Executive Officers. These MSUs will be earned, if at all, on August 15, 2022, in each case subject to continued employment on the applicable date when the Compensation Committee determines our relative performance for the four-year performance period. The number of MSUs that will ultimately be earned and issued is based on the Total Shareholder Return (TSR) of the Company relative to the TSR of the other compa-

nies included in the SPDR S&P Semiconductor Index (XSD) for the four-year performance period (the “Performance Period Shares”) and in no event may the maximum number of shares be greater than 200% of target and the minimum number may be zero. Further, MSUs may be earned annually for the first three years of the four-year performance period based upon the TSR of the Company relative to the TSR of the other companies included in the XSD measured annually (the “Annual Banked Shares”) provided that the recipient is continually employed by the Company at the end of the four-year performance period. At the end of the four-year measurement period, the recipient will vest in the greater of the Performance Period Shares and the Annual Banked Shares. These MSUs vest, if any, subject to continued service through the end of the four-year cliff period and, for certain individuals satisfying specific eligibility requirements, continued vesting post-employment.

Restricted Stock Units

Our Named Executive Officers were granted an aggregate of 83,008 restricted stock units in September 2018. These restricted stock units vest in equal amounts over four (4) quarters in 2022, subject to continued service through each such date and, for certain individuals satisfying specific eligibility requirements, continued vesting post-employment.

Although we believe that long-term equity incentives are an important part of our compensation program and that they align the interests of our executives with those of our stockholders, we also recognize the importance of limiting the stockholder dilution associated with our equity compensation programs.

The table below depicts the number of restricted stock units and MSUs granted to the Named Executive Officers in fiscal year 2019:

Name	# of Restricted Stock Units Granted in Sept. 2018	# of MSU at Target granted in Sept. 2018

Tunç Doluca	50,000	56,000

Bruce E. Kiddoo	11,252	18,000

Edwin B. Medlin	8,252	13,200

Vivek Jain	8,252	13,200

Bryan Preeshl	5,252	8,400

Employee Stock Purchase Plan

Our stockholders approved the 2008 ESP Plan at the 2008 Annual Meeting of Stockholders and approved amendments to the 2008 ESP Plan to increase the number of shares available for issuance under the 2008 ESP Plan at each of the Annual Meetings of Stockholders held from 2009 to 2017. Pursuant to the 2008 ESP Plan, employees and officers who meet certain eligibility qualifications are able to purchase Maxim Integrated’s common stock at a discount of up to fifteen percent (15%) from the market price of such shares on the offer date or purchase date, whichever is lesser. Employee contributions are made through payroll deductions.

Benefits and Perquisites

Maxim Integrated’s philosophy regarding benefits for our employees, including executive officers, is that they should be competitive with the market in order to attract and retain a high-quality workforce,

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Compensation Discussion and Analysis (continued)

meet the needs of our employees, encourage employee well-being, and provide protection from catastrophic events. We provide medical, dental and vision insurance coverage to executives that are generally available to other full-time employees, including basic group life insurance and disability insurance. We also offer a tax qualified 401(k) plan in which all U.S. based employees, including officers, are eligible to participate. All of our Named Executive Officers participated in our 401(k) plan during fiscal year 2019. In fiscal year 2019, employees were eligible to receive a matching contribution from Maxim Integrated equal to one hundred percent (100%) of the first three percent (3%) of before-tax contributions made by the employee, and fifty percent (50%) of the next two percent (2%) of before-tax contributions made by the employee subject to a maximum annual cap of $10,000.

The Compensation Committee reviews the perquisites provided to executive officers as part of its overall review of executive compensation. The Compensation Committee has determined the type and amount paid in perquisites to be within the appropriate range of competitive compensation practices. Details regarding the Named Executive Officer’s perquisites, including the fiscal year 2019 cost to Maxim Integrated, are shown in the Summary Compensation Table under the “All Other Compensation” column and the accompanying narrative.

Employment Agreements

Several years ago, we entered into an at-will employment agreement with Mr. Doluca. The agreement does not grant any right to be retained by us, and we may terminate the employment of Mr. Doluca either with or without cause at any time. In the event of any termination of employment by Maxim Integrated, all compensation and benefits, except benefits provided by law (e.g., COBRA health insurance continuation benefits) immediately cease to accrue. However, in the event of termination of employment by Maxim Integrated without cause, severance payments are to be made in accordance with our normal policy then in effect, if any, or as otherwise mutually agreed between Maxim Integrated and Mr. Doluca.

This agreement provides that if Mr. Doluca terminates his full-time employment with us and his written notice of termination provides that he is willing to provide certain consulting services to us, we will make health insurance coverage available to him and his family during the period of provision of such services (or willingness to provide services) by Mr. Doluca. The terms of his service, unless otherwise agreed, will provide for part-time services (up to one (1) day per month) and annual compensation equal to at least five percent (5%) of his base salary at the time of termination, provided that services are rendered. Health insurance coverage will be similar to that under the group health plan we maintain for our employees.

During the ten-year period following the notice of termination, Mr. Doluca will pay the same amount for health coverage as a similarly situated full-time employee is required to pay for coverage under our group health plan. After such ten-year period, he will pay us what the cost of the coverage would be if it were being provided pursuant to COBRA health insurance continuation benefits. In the event of Mr. Doluca’s death while receiving health insurance coverage, his spouse is eligible for health insurance coverage until death so long as the surviving spouse pays for the coverage. In the event Mr. Doluca becomes disabled while receiving health insurance coverage, he is deemed to have met his service obligations to us during the disability period. Upon reaching age sixty-five (65), Medicare becomes the primary payer of medical expenses incurred by Mr. Doluca. All of such continued health insurance coverage terminates upon the occurrence of certain disqualifying events, including, but not limited to, if he competes with Maxim Integrated or becomes eligible for health insurance coverage elsewhere. In addition, Mr. Medlin is eligible to participate in our executive retiree medical benefit program.

Post-Employment Obligations

The at-will employment agreement with Mr. Doluca provides that in the event of termination of employment by Maxim Integrated without cause, severance payments are to be made in accordance with our normal policy then in effect, if any, or as otherwise mutually agreed between Maxim Integrated and Mr. Doluca. Maxim Integrated does not currently have any normal policy with respect to severance payments to former executives.

Reasonableness of Compensation

The Compensation Committee believes it is fulfilling our compensation objectives and in particular, rewarding executive officers in a manner that supports our pay-for-performance philosophy. Executive compensation is tied to our performance and is structured to ensure that there is an appropriate balance between our long-term and short-term performance, and also a balance between our operational performance and stockholder return. The Compensation Committee believes the average target pay position relative to market and pay mix are reasonable and appropriate.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, our Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended June 29, 2019.

Compensation Committee

James R. Bergman, Chair

Tracy C. Accardi

Robert E. Grady

38    MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Summary Compensation Table

The compensation for Maxim Integrated’s Named Executive Officers for all services rendered in all capacities to Maxim Integrated and its subsidiaries during the fiscal years ended June 29, 2019, June 30, 2018, and June 24, 2017 is set forth below.

				Stock Awards		Non-Equity Incentive Plan Compensation ($) (3)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Unit Awards ($) (1)	Market Share Unit Awards ($) (2)		All Other Compensation ($) (4)	Total ($)
Tunç Doluca President and Chief Executive Officer	2019	800,000	—	2,777,905	4,226,880	1,329,000	10,000	9,143,785
	2018	700,000	—	1,654,047	3,265,920	2,450,000	15,083	8,085,050
	2017	660,000	—	1,415,413	2,356,817	2,135,844	16,045	6,584,119
Bruce E. Kiddoo(5) Senior Vice President and former Chief Financial Officer	2019	465,000	—	613,534	1,358,640	587,000	2,862	3,027,036
	2018	455,000	—	620,268	1,224,720	923,000	5,650	3,228,638
	2017	435,000	50,000	537,499	894,994	797,562	6,477	2,721,532
Edwin B. Medlin Senior Vice President and Chief Legal, Administrative, and Compliance Officer	2019	420,000	—	449,954	996,336	471,000	7,754	2,345,044
	2018	420,000	—	454,863	898,128	671,000	10,991	2,454,982
	2017	400,000	25,000	376,249	626,496	520,443	12,322	1,960,510
Vivek Jain Senior Vice President, Technology and Manufacturing Group	2019	435,000	—	449,954	996,336	455,000	11,669	2,347,959
	2018	435,000	—	454,863	898,128	675,000	13,980	2,476,971
	2017	420,000	75,000	429,999	715,995	632,642	14,843	2,288,479
Bryan Preeshl(6) Senior Vice President, Quality	2019	325,000	—	286,374	634,032	295,000	11,125	1,551,531

(1)

The aggregate grant date fair value of restricted stock units awarded in fiscal years 2019, 2018 and 2017, respectively, computed in accordance with FASB ASC Topic 718. In each case, the aggregate grant date fair value disregards an estimate of forfeitures. The assumptions used in the valuation of these awards are set forth in Note 6, “Stock-Based Compensation,” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended June 29, 2019.

(2)

Represents the aggregate grant date fair value of MSUs awarded in fiscal years 2019, 2018, and 2017 computed in accordance with FASB ASC Topic 718. The aggregate grant date fair value disregards an estimate of forfeitures. The assumptions used in the valuation of these awards are set forth in Note 6, “Stock-Based Compensation,” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended June 29, 2019.

(3)	Reflects payments earned under the non-equity incentive plan that were paid in the subsequent fiscal year. These payments are performance bonuses under Maxim Integrated’s bonus plan for officers.
(4)	2017 and 2018 include Company paid executive disability premium and matching 401(k) contributions. 2019 includes Company paid matching 401(k) contributions.
(5)

In January 2019, Mr. Kiddoo informed the Company that he was planning to retire in the second half of calendar year 2019. After Brian C. White was appointed as Chief Financial Officer of the Company in August 2019, Mr. Kiddoo continues to serve the Company as a Senior Vice President until Mr. Kiddoo retires from the Company on October 2, 2019. Mr. Kiddoo did not receive stock awards in September 2019.

(6)	Mr. Preeshl was not a named executive officer prior to fiscal years 2018 and 2017.

MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement    39

2019 NOTICE OF MEETING AND PROXY STATEMENT

Grants of Plan-Based Awards

The following table shows certain information regarding grants of plan-based awards to the Named Executive Officers for the fiscal year ended June 29, 2019, which includes estimated possible performance bonuses under our cash bonus plan and equity grants.

Grants of Plan-Based Awards in Fiscal Year 2019

	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards	All Other Stock Awards: Number of Restricted Stock & Market Stock Units (#)	Grant Date Fair Value of Stock Awards ($) (2)

Name		Target ($) (1)
Tunç Doluca	9/4/2018	1,832,000	106,000	7,004,785

Bruce E. Kiddoo	9/4/2018	687,000	29,252	1,972,174

Edwin B. Medlin	9/4/2018	504,000	21,452	1,446,290

Vivek Jain	9/4/2018	504,000	21,452	1,446,290

Bryan Preeshl	9/4/2018	321,000	13,652	920,406

(1)

An individual’s target is calculated based on such individual’s impact points and the target aggregate cash bonus pool equal to 0.45% of the target operating income at the beginning of fiscal year 2019, which was approximately $971 million. In the event actual fiscal year 2019 operating income (excluding the impact of special items) was less than fifty percent (50%) of target operating income (excluding the impact of special items) of $971 million, no annual cash bonus would have been payable to the executive officers. In no event would the annual cash performance bonus payable to an executive officer exceed 200% of an executive officer’s annual target performance bonus amount, determined based on total funded bonus pool.

(2)

This column reflects the aggregate grant date fair value of all awards on the grant date computed in accordance with FASB ASC 718 and disregards an estimate of forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these awards are set forth in Note 6, “Stock-Based Compensation,” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended June 29, 2019.

40    MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at June 29, 2019

The following table provides certain information regarding outstanding equity awards as of June 29, 2019 held by the Named Executive Officers.

Outstanding Equity Awards at June 29, 2019

	Option Awards				Restricted Stock Unit Awards			Market Stock Unit Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (2)
Tunç Doluca	170,000	—	28.16	9/3/2020	146,526	(3)	8,765,185	240,124	(4)	14,364,218
Bruce E. Kiddoo	—	—	—	—	49,772	(5)	2,977,361	90,840	(6)	5,434,049
Edwin B. Medlin	17,500	—	28.16	9/3/2020	35,432	(7)	2,119,542	64,160	(8)	3,838,051
	12,830	—	28.44	12/3/2020	—		—	—		—
Vivek Jain	—	—	—	—	39,062	(9)	2,336,689	72,772	(10)	4,353,221
Bryan Preeshl	—	—	—	—	22,448	(11)	1,342,839	40,116	(12)	2,399,739

(1)

Market value is computed by multiplying the closing price ($59.82 per share) of Maxim Integrated’s common stock on the last trading day of the fiscal year (June 29, 2019) by the number of shares reported in the adjacent left column.

(2)

Market value is computed by multiplying the closing price ($59.82 per share) of Maxim Integrated’s common stock on the last trading day of the fiscal year (June 29, 2019) by the number of shares reported in the adjacent left column.

(3)

19,526 shares vest over 2 consecutive quarters beginning on August 15, 2019. 39,500 shares vest in quarterly installments during calendar year 2020 and 40,000 shares vest in quarterly installments during calendar year 2021 and 47,500 shares vest in quarterly installments beginning on August 15, 2019 to November 15, 2022.

(4)

56,924 shares vest on August 15, 2019 and 63,200 shares vest on August 15, 2020 and 64,000 shares vest on August 15, 2021 and 56,000 shares vest on August 15, 2022, respectively, if specific performance metrics are met.

(5)

8,520 shares vest over 2 consecutive quarters beginning on August 15, 2019. 15,000 shares vest in quarterly installments during calendar year 2020 and 15,000 shares vest in quarterly installments during calendar year 2021 and 11,252 shares vest in quarterly installments during calendar year 2022.

(6)

24,840 shares vest on August 15, 2019 and 24,000 shares vest on August 15, 2020 and 24,000 shares vest on August 15, 2021 and 18,000 shares vest on August 15, 2022, respectively, if specific performance metrics are met.

(7)	5,680 shares vest over 2 consecutive quarters beginning on August 15, 2019. 10,500 shares vest in quarterly installments during calendar year 2020 and 11,000 shares vest in quarterly installments during calendar year 2021 and 8,252 shares vest in quarterly installments during calendar year 2022.
(8)

16,560 shares vest on August 15, 2019 and 16,800 shares vest on August 15, 2020 and 17,600 shares vest on August 15, 2021 and 13,200 shares vest on August 15, 2022, respectively, if specific performance metrics are met.

(9)

7,810 shares vest over 2 consecutive quarters beginning on August 15, 2019. 12,000 shares vest in quarterly installments during calendar year 2020 and 11,000 shares vest in quarterly installments during calendar year 2021 and 8,252 shares vest in quarterly installments during calendar year 2022.

(10)

22,772 shares vest on August 15, 2019 and 19,200 shares vest on August 15, 2020 and 17,600 shares vest on August 15, 2021 and 13,200 shares vest on August 15, 2022, respectively, if specific performance metrics are met.

(11)

3,196 shares vest over 2 consecutive quarters beginning on August 15, 2019 and 7,000 shares vest in quarterly installments during calendar year 2020. 7,000 shares vest in quarterly installments during calendar year 2021 and 5,252 shares vest in quarterly installments during calendar year 2022.

(12)

9,316 shares vest on August 15, 2019 and 11,200 shares vest on August 15, 2020 and 11,200 shares vest on August 15, 2021 and 8,400 shares vest on August 15, 2022, respectively, if specific performance metrics are met.

MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement    41

2019 NOTICE OF MEETING AND PROXY STATEMENT

Option Exercises and Stock Vested

The following table provides certain information regarding option exercises and vesting of restricted stock units and market stock units with respect to the Named Executive Officers during fiscal year 2019.

Option Exercises and Stock Vested in Fiscal Year 2019

	Option Awards		Restricted Stock and Market Stock Unit Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($) (1)	Number of shares acquired on vesting (#)	Value realized on vesting ($) (2)
Tunç Doluca	167,088	4,560,420	44,494	2,488,820
Bruce E. Kiddoo	58,062	1,802,641	18,354	1,026,840
Edwin B. Medlin	76,442	2,700,817	14,389	804,825
Vivek Jain	20,000	661,178	16,624	930,495
Bryan Preeshl	35,980	1,047,835	7,127	397,754

(1)

The value realized on exercise is the number of shares acquired on exercise multiplied by the difference between the market price upon exercise and the exercise price. With respect to the value realized on exercise for Tunc Doluca, the shares acquired on exercise were made pursuant to an exercise and hold.

(2)	The value realized is the number of shares vesting multiplied by the fair market value of Maxim Integrated’s common stock on the respective vesting date.

42    MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Non-Qualified Deferred Compensation

We do not have any non-qualified deferred compensation agreements, plans or arrangements for and as of the year ended June 29, 2019 with respect to the Named Executive Officers.

Employment Contracts and Change in Control Arrangements

Mr. Doluca is a party to an agreement with us, pursuant to which he may be entitled to certain severance payments and benefits under the specified circumstances.

For further information and detail regarding the above-mentioned agreements and change in control arrangements, please see “Compensation Discussion and Analysis” contained in this proxy statement.

Change-of-Control, No Gross-Ups

We currently have a “double trigger” change-of-control plan (the “Severance Plan”) covering all of our full-time employees, including our Named Executive Officers. The Severance Plan provides for the payment of certain benefits in the event a Named Executive Officer is terminated without cause or resigns for good reason during the 24-month period following a change-of-control of Maxim Integrated or within the period following the public announcement of, but prior to, the closing of a change-of-control event. In serving the interest of stockholders, the Severance Plan is designed to help retain the employees of the Company, help maintain a stable work environment and provide certain economic benefits to employees in the event their employment is terminated in the circumstances described below.

A change-of-control is defined as:

•	a merger or consolidation of Maxim Integrated in which more than fifty percent (50%) of the outstanding voting power changes hands;
•	a sale of all or substantially all of Maxim Integrated’s assets;
•	the acquisition of more than fifty percent (50%) of Maxim Integrated’s voting power by any person or group; or
•	a change in the composition of our board of directors, such that a majority of directors are no longer “Incumbent Directors” (Incumbent Directors are directors as of the date the change-of-control plan was implemented and directors elected other than in connection with an actual or threatened proxy contest).

If, during the 24-month period following the change-of-control or within the period following the public announcement of, but prior to,

the closing of a change-of-control event, the Named Executive Officer’s employment is terminated for reasons other than cause (as defined in the Severance Plan) or the individual terminates employment for good reason (as defined in the Severance Plan), then the Named Executive Officer will receive a lump sum cash payment consisting of:

•	base salary not yet paid through the date of termination and all unpaid vacation pay;
•	a severance payment equal to two (2) times the Named Executive Officer’s annual base salary in effect immediately prior to the date of termination; and
•	a severance payment equal to two (2) times the average performance bonus during the past three (3) years.

For clarity, the average performance bonus will be calculated as follows for a Named Executive Officer who has been an employee of the Company for less than three years: (i) if triggered before year 1 bonus has been paid, the average performance bonus will be the target bonus amount; (ii) if triggered before year 2 bonus has been paid, the average performance bonus will be the year 1 actual bonus; and (iii) if triggered before year 3 bonus has been paid, the average performance bonus will be the average of year 1 and year 2 actual bonuses.

In addition, all unvested stock options, restricted stock units, and market stock units are accelerated and become fully vested upon a change-of-control and a termination without cause (or resignation for good reason) occurring within twenty-four (24) months following the change-of-control or within the period following the public announcement of, but prior to, the closing of a change-of-control event. Also, each Named Executive Officer is eligible to receive continued health insurance benefits at the Company’s cost for twenty-four (24) months. The Named Executive Officers are not entitled to receive a gross-up amount to compensate the officer for any golden parachute excise taxes imposed by the Code. Our board of directors retains the absolute right to modify and/or terminate the change-of-control plan and the benefits thereunder at any time before the occurrence of a change-of-control.

If there had been a termination of employment without cause during the 24-month period following a change-of-control of Maxim Integrated or within the period following the public announcement of, but prior to, the closing of a change-in-control event, then assuming such termination occurred at the end of fiscal year 2019, the amounts we estimate that would have been paid to the Named Executive Officers are set forth in the table below. The actual amounts that would be paid out can only be determined at the time the Named Executive Officer is terminated from employment.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Potential Payments upon Termination Related to a Change of Control

The amounts that could be potentially paid upon a termination related to a change of control event are estimated based on an assumed triggering date of the last business day (June 28, 2019) of the fiscal year ended June 29, 2019 and the closing price ($59.82 per share) of Maxim Integrated’s common stock on that date. The performance bonus payment is calculated based on the average of non-equity incentive compensation plan performance bonus earned by each individual for each of the last three fiscal years. The cost of health insurance benefits is estimated based on the monthly premium the Company would pay for a similarly situated employee over 24 months. The net value of the stock options that would be paid is calculated based on the difference between the exercise price of unvested in-the-money options on June 29, 2019 and the closing price ($59.82 per share) of Maxim Integrated’s common stock on June 28, 2019 multiplied by the number of such options.

The value of the accelerated vesting of market stock units is calculated by multiplying the closing price ($59.82 per share) of Maxim Integrated’s common stock on June 28, 2019 by the number of outstanding market stock units at 100% of target on June 28, 2019. The number of market stock units that will vest upon a change of control is based upon two factors: (1) the TSR of the Company from the start of the performance period through the completion of the change of control (using the acquisition price) relative to the TSR of the other companies in the XSD (or the Company’s stock price relative to the performance of the XSD for market stock units granted before September 2017), measured at the start of the performance period and ending using the average during the 12-month period before the change of control (truncated performance period) and (2) the timing of the change of control during the four-year performance period such that a pro rata number of shares may vest immediately upon the completion of the change of control. The remaining shares, if any, will convert into restricted stock units and vest quarterly.

Name	Type of Payment	Payments Upon Involuntary or Good Reason Termination related to a Change of Control ($)
Tunç Doluca	Base salary	1,600,000
	Performance Bonus	2,658,000
	Health plan coverage	35,971
	Accelerated Vesting of Unvested Equity Awards:
	Stock Options	5,382,200
	Restricted Stock Units	8,765,185
	Market Stock Units	14,364,218
	Total	32,805,574
Bruce E. Kiddoo	Base salary	930,000
	Performance Bonus	1,174,000
	Health plan coverage	36,319
	Accelerated Vesting of Unvested Equity Awards:
	Stock Options	—
	Restricted Stock Units	2,977,361
	Market Stock Units	5,434,049
	Total	10,551,729
Edwin B. Medlin	Base salary	840,000
	Performance Bonus	942,000
	Health plan coverage	43,746
	Accelerated Vesting of Unvested Equity Awards:
	Stock Options	956,655
	Restricted Stock Units	2,119,542
	Market Stock Units	3,838,051
	Total	8,739,994
Vivek Jain	Base salary	870,000
	Performance Bonus	910,000
	Health plan coverage	43,746
	Accelerated Vesting of Unvested Equity Awards:
	Stock Options	—
	Restricted Stock Units	2,336,689
	Market Stock Units	4,353,221
	Total	8,513,656

44    MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Name	Type of Payment	Payments Upon Involuntary or Good Reason Termination related to a Change of Control ($)
Bryan Preeshl	Base salary	650,000
	Performance Bonus	590,000
	Health plan coverage	53,235
	Accelerated Vesting of Unvested Equity Awards:
	Stock Options	—
	Restricted Stock Units	1,342,839
	Market Stock Units	2,399,739
	Total	5,035,813

MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement    45

2019 NOTICE OF MEETING AND PROXY STATEMENT

Equity Compensation Plan Information

The following table gives information about Maxim Integrated’s common stock that may be issued upon the exercise of options, warrants, and rights under all of Maxim Integrated’s existing equity compensation plans as of June 29, 2019.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b)(2) Weighted-average exercise price of outstanding options, warrants, and rights ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	777,413	28.30	25,988,573(3)

(1)

Represents common stock issuable upon the exercise of options granted under our existing stockholder approved equity compensation plans. Excludes 4,918,306 restricted stock units and 1,048,532 market stock units which have an exercise price of zero.

(2)	This weighted average exercise price does not include the 4,918,306 restricted stock units and 1,048,532 market stock units which have an exercise price of zero.
(3)	Represents 19,678,073 shares of common stock available for issuance under the 1996 Equity Plan and 6,310,500 shares of common stock available for issuance under the 2008 ESP Plan at June 29, 2019.

46    MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Independent Public Accountants

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP and affiliates for the audit of Maxim Integrated’s annual financial statements for the fiscal years ended June 29, 2019 and June 30, 2018, respectively, and fees billed for other services rendered by PricewaterhouseCoopers LLP during such fiscal years. All fees set forth below are exclusive of any value-added tax (VAT) or goods and services tax (GST).

	Fiscal 2019	Fiscal 2018

Audit Fees(1)	$2,160,891	$2,338,484

Tax Fees(2)	258,893	510,836

All Other Fees(3)	2,970	4,845

Total	$2,422,754	$2,854,165

(1)

Audit Fees consist of fees billed for professional services rendered in connection with the audit of Maxim Integrated’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and audit services that are normally provided by PricewaterhouseCoopers LLP and affiliates in connection with statutory and regulatory filings.

(2)	Tax Fees consist of fees billed for professional services rendered for federal, state and international tax compliance, tax advice and federal, state and international tax planning.
(3)	All Other Fees consist of fees for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also provide pre-approval for particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. For fiscal year 2019, there were no audit-related fees, tax fees, or any other fees that were approved by the Audit Committee pursuant to the “de minimis” exception under Regulation S-X Rule 2-01(c)(7)(i)(C).

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2019 NOTICE OF MEETING AND PROXY STATEMENT

Report of the Audit Committee of the Board of Directors

The Audit Committee of the board of directors is comprised entirely of independent directors who meet the independence requirements of the Marketplace Rules of The NASDAQ Stock Market and the SEC. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at http://investor.maximintegrated.com/corporate-governance.

The Audit Committee oversees Maxim Integrated’s financial reporting process on behalf of the board of directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal controls over financial reporting. Maxim Integrated’s independent auditors are responsible for expressing an opinion as to the conformity of Maxim Integrated’s consolidated financial statements with generally accepted accounting principles.

In performing its responsibilities, the Audit Committee has reviewed and discussed, with management and the independent auditors, the audited consolidated financial statements in Maxim Integrated’s Annual Report on Form 10-K for the year ended June 29, 2019. The Audit Committee has also discussed with the independent auditors matters required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 16, Communications with Audit Committees.

Pursuant to Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” the Audit Committee received written disclosures and the letter from the independent auditors, and discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in Maxim Integrated’s Annual Report on Form 10-K for the year ended June 29, 2019.

Audit Committee

Joseph R. Bronson, Chair

James R. Bergman

Mercedes Johnson

William D. Watkins

48    MAXIM INTEGRATED PRODUCTS, INC.  |  2019 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 11/06/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 11/06/2019. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,
NY 11717.
MAXIM INTEGRATED PRODUCTS, INC. ATTN: MARK CASPER 160 RIO ROBLES SAN JOSE, CA 95134
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees For Against Abstain
1a. William P. Sullivan
1b. Tunc Doluca
1c. Tracy C. Accardi
1d. James R. Bergman
1e. Joseph R. Bronson
1f. Robert E. Grady
1g. Mercedes Johnson
1h. William D. Watkins
For Against Abstain
1i. MaryAnn Wright
The Board of Directors recommends you vote FOR
proposals 2 and 3. For Against Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as Maxim Integrated’s independent registered public accounting firm for the fiscal year ending June 27, 2020.
3. Advisory vote to approve named executive officer compensation.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Yes No
Please indicate if you plan to attend this meeting
0000429590_1 R1.0.1.18
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

10:00 AM, Pacific Time, on Thursday, November 07, 2019.
Meeting location: Maxim Integrated Products, Inc., Event Center, 160 Rio Robles, San Jose, California 95134.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at
www.proxyvote.com
MAXIM INTEGRATED PRODUCTS, INC.
Annual Meeting of Stockholders
10:00 AM Pacific Time, November 7, 2019
This proxy is solicited by the Board of Directors
The stockholders hereby appoint Mark Casper and Brian C. White, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all the shares of Common Stock of Maxim Integrated Products, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held on November 7, 2019, at 10:00 AM, Pacific Time, at our Event Center located at 160 Rio Robles, San Jose, California 95134, and any meetingproperly reconvened after adjournment or postponement of the Annual Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Continued and to be signed on reverse side
0000429590_2 R1.0.1.18